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Exhibit 10.22

WILLIS NORTH AMERICA INC.
FINANCIAL SECURITY PARTNERSHIP PLAN

As Amended and Restated Effective November 3, 2004

INTRODUCTION

Establishment of the Plan

        The Willis North America Inc. Financial Security Partnership Plan was first established effective January 1, 1986 as the Corroon & Black Financial Security Partnership Plan by Corroon & Black Corporation for the benefit of its eligible employees. Prior to 1986, this Plan was known as "The Corroon & Black Corporation Thrift Plan," the "Corroon & Black Employees' Savings and Stock Investment Plan," and the "Corroon & Black of Tennessee, Inc. Employee Incentive Thrift Plan." It was amended and restated to be generally effective January 1, 1989, except that the provisions of Article III, unless otherwise specified, were generally effective January 1, 1987. Effective November 1, 1990, the name of the Plan was changed to the Willis Corroon Corporation Financial Security Partnership Plan. Willis Corroon Corporation is the successor by merger to Corroon & Black Corporation. The Plan was further amended and restated effective October 1, 1997, September 18, 1998, October 1, 1999, and September 1, 2001. Effective October 1, 1999, the name of the Plan was changed to the Willis North America Inc. Financial Security Partnership Plan as the result of Willis Corroon Corporation's name change to Willis North America Inc. The Plan was again amended and restated to be generally effective January 1, 2003. The Plan has now been amended and restated to be generally effective November 3, 2004.

        The rights and benefits of Participants shall be determined as provided herein, except as specifically provided or changed by subsequent amendment. The document in effect prior to this amendment and restatement shall govern the rights and benefits of Participants who separated from service prior to the effective date.

        The Plan has been amended and restated to comply with the Tax Reform Act of 1986 and certain other laws and regulations including, without limitation, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, the Retirement Protection Act of 1994, the Small Business Jobs Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and the Reform Act of 1998 which have become effective since the Plan was last amended. It is intended that the Plan, together with the Trust Agreement, meet all the requirements of ERISA as amended and qualify under Sections 401(a) and 501(a) of the Code. The Plan shall be interpreted, wherever possible, to comply with the terms of the Code, ERISA and all regulations and rulings issued thereunder.

ARTICLE I

Definitions

        As used herein, the following words and phrases have the meanings ascribed to them in Article I unless a different meaning is plainly required by the context. Some of the words and phrases used in the Plan are not defined in this Article I, but, for convenience, are defined as they are introduced into the text. Words in the masculine gender shall be deemed to include the feminine gender and words in the feminine gender shall be deemed to include the masculine gender. Nouns and pronouns when stated in the singular shall include the plural and when stated in the plural shall include the singular whenever appropriate. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter any of the terms of the Plan.

1.01
Accrued Benefit or Benefit means the sum of the balances in the Participant's Before-Tax Deposit Account, Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account), Company Basic Deposit Account, After-Tax Deposit Account, Deductible Contribution Account, Rollover Account, Predecessor Plan Company Matching Deposit Account and Prior Plan Account.

1.02
Actual Contribution Percentage means, with respect to a specified group of Employees, the average of the Actual Contribution Ratios calculated separately for each Employee in that group. The Actual Contribution Percentage for each group shall be calculated to the nearest one one-hundredth of one percent.

1.03
Actual Contribution Ratio means for any Employee, the ratio of (a) the sum of the Employee's Company Matching Deposits for that Plan Year (excluding any Company Matching Deposits forfeited under the provisions of Sections 3.05 and 3.06), to (b) his or her Discrimination Compensation for that entire Plan Year; provided that, upon the direction of the Plan Administrator, Discrimination Compensation for a Plan Year shall only be counted if received during the period an Employee is, or is eligible to become, a Participant. The ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent. A Company Matching Deposit will be taken into account for a Plan Year only if it is: (i) made on account of a Before-Tax Deposit for the Plan Year; (ii) allocated to the Participant's account as of a date within that Plan Year; and (iii) paid to the Fund by the end of the twelfth month following the close of that Plan Year. Qualified Matching Contributions that are used to meet the requirements of Code Section 401(k)(3)(A) are not to be taken into account in determining the Actual Contribution Ratio.

1.04
Actual Deferral Percentage means, with respect to a specified group of Employees, the average of the Actual Deferral Ratios calculated separately for each Employee in that group. The Actual Deferral Percentage for each group shall be calculated to the nearest one one-hundredth of one percent.

1.05
Actual Deferral Ratio means, for any Employee, the ratio of (a) the amount of Before-Tax Deposits made pursuant to Section 3.01(a) for a Plan Year (including Before-Tax Deposits returned to a Highly Compensated Employee under Section 3.05), to (b) the Employee's Discrimination Compensation for that entire Plan Year, provided that, upon the direction of the Plan Administrator, Discrimination Compensation for a Plan Year shall only be counted if received during the period an Employee is, or is eligible to become, a Participant. The ratio determined for each Employee in the group shall be calculated to the nearest one one-hundredth of one percent. For purposes of determining the Actual Deferral Ratio for an Employee for a Plan Year, Before-Tax Deposits may be taken into account for a Plan Year only if they:

(a)
Relate to compensation that either would have been received by the Employee in the Plan Year but for the deferral election, or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year but for the deferral election,

  (b)
  Are allocated to the Employee as of a date within that Plan Year and the allocation is not contingent on the participation or performance of service after such date, and

  (c)
  Are actually paid to the Trustees no later than 12 months after the end of the Plan Year to which the contributions relate.

1.06
Affiliated Group means the Company and all other entities required to be aggregated with the Company under Sections 414(b), (c), (m) or (o) of the Code.

1.07
Beneficiary means a person or entity designated as such by a Participant to receive benefits payable upon the Participant's death, as a result of the Participant's participation in the Plan. Notwithstanding the preceding sentence, the Beneficiary shall be the Participant's Spouse at the time of death, unless one of the following conditions is satisfied:

(a)
The Participant has no Spouse at the time of death, or

(b)
The Participant's Spouse consents in writing to the Participant's designation of an alternate Beneficiary in the manner prescribed by Section 6.02(c), or

(c)
The Participant's Spouse cannot be located.

  If the Participant has no Spouse at the time of death, or if no other person designated as Beneficiary survives the Participant, the Beneficiary shall be the Participant's estate.

1.08
Benefits Committee means the person or persons designated by the Board to oversee operation and administration of the Plan pursuant to Article VIII.

1.09
Board means the Board of Directors of Willis North America Inc.

1.10
Code means the Internal Revenue Code of 1986 as amended from time to time. All references to specific Code sections are deemed to be references to such sections as they may be amended or superseded.

1.11
Common Stock means Willis Group Holdings Limited common stock, par value $0.000115 per share.

1.12
Company means Willis North America Inc. (formerly Willis Corroon Corporation).

1.13
Company Matching Deposits means, collectively, the Company Basic Matching Deposit (as defined in Section 3.01(b)(1) of the Plan) and the Year-End Company Matching Deposit (as defined in Section 3.01(b)(2) of the Plan).

1.14
Compensation

(a)
Plan Compensation.    For purposes of determining contributions to the Plan, Plan Compensation means the Participant's base salary plus commissions and compensation which is measured by the amount of revenue produced, placed or serviced by the Employee and includes amounts contributed through a salary reduction agreement and which is not includible in the gross income of an Employee under Sections 125, 132(f), and 402(e)(3) of the Code.

    Plan Compensation shall not include overtime pay, annual bonuses (including bonuses under Management Annual Incentive Plans and Christmas bonuses) or bonuses received for reasons other than for production, placement or servicing of business, amount of premiums paid by Employer for group term life insurance and accidental death and dismemberment insurance, dividends received on stock granted under the Restricted Stock Award Program, value of amounts which vest under the Restricted Stock Award Program (including both stock and cash), compensation resulting from the exercise of a non-qualified stock option, disqualifying disposition of stock acquired pursuant to the exercise of an Incentive Stock Option or resulting from the award or vesting of performance shares under the Long Term Incentive Plan, moving expenses, car allowances, finders fees, special prizes or awards, or any other amounts that might otherwise be includible as compensation on a Form W-2. Only compensation for the portion of any Plan Year during which an Employee is a Participant shall be taken into account for purposes of the Plan. Furthermore, any amounts paid to the Employee after the last day of the last pay period of the month in which falls the date sixty (60) days after the date the Employee separates from service shall not be included in Plan Compensation and may not be deferred pursuant to Section 3.01.

  (b)
  Discrimination Compensation.    For the purposes of discrimination testing, Compensation will be as defined in Section 414(s) and the regulations thereunder. At the election of the Company, Discrimination Compensation will include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Sections 125, 132(f), and 402(e)(3) of the Code.

  (c)
  Section 415 Compensation.    For the purpose of applying the limitations of Section 415 of the Code, Section 415 Compensation:

  (1)
  Includes the Participant's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in §1.62-2(c)) plus, effective January 1, 1998, amounts not includible in the gross income of the Employee under Sections 125, 132(f), 402(e)(3), 402(h) or 403(b) of the Code and

  (2)
  does not include

  (A)
  Employer contributions to a plan of deferred compensation to the extent that, before the application of the Section 415 limitations to that plan, the contributions are not includible in the gross income of the employee for the taxable year in which contributed (including, prior to January 1, 1998, amounts contributed pursuant to a salary reduction agreement which are excludible from gross income under Sections 125, 402(e)(3) or 402(h) of the Code) or distributions from a plan of deferred compensation. However, any amount received by an Employee pursuant to an unfunded nonqualified plan is to be considered as Section 415 Compensation in the year the amounts are includible in the gross income of the Employee.

  (B)
  Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

  (C)
  Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

  (D)
  Other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

    (3)
    Subsection (1) shall include foreign earned income (as defined in Code Section 911(b)) whether or not excludible from gross income under Code Sections 911, 931 or 933.

  (d)
  Total Compensation means Section 415 Compensation plus, prior to January 1, 1998, all amounts contributed by an Employer on behalf of the Participant pursuant to a salary reduction agreement that are not includible in the gross income of the Participant under Sections 125, 132(f), 402(e)(3) and 402(h)(1)(B) of the Code.

  Compensation for the purposes of this Section for any determination period shall not exceed the limit on Compensation prescribed in Section 401(a)(17) of the Code (the "Section 401(a)(17) Limit"). This limit is one hundred fifty thousand dollars ($150,000), as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect on January 1 of any calendar year shall apply to any determination period beginning in such calendar year. For this purpose, the "determination period" is any period not exceeding twelve (12) months over which Compensation is determined. If a determination period consists of fewer than twelve (12) months, the Section 401(a)(17) Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12). Plan Compensation disregarded for the purpose of determining the maximum Company Matching Deposit and the maximum Year-End Company Matching Deposit shall likewise be disregarded for the purpose of applying the 401(a)(17) Limit to such determinations.

  For Plan Years beginning before January 1, 1997, in determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendant of the Participant who has not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted Section 401(a)(17) Limit is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. This paragraph shall not apply for Plan Years beginning on and after January 1, 1997.

1.15
Contribution Period means the payment period with respect to which the Participant Deposits described in Section 3.01 are made on behalf of any Participant.

1.16
Disability means a medically determinable physical or mental impairment incurred while the Participant was actively employed by a member of the Affiliated Group which results in (a) or (b) below.

(a)
The impairment prevents a Participant from performing the duties of any substantially gainful activity. A Participant shall be considered disabled for this purpose only if he is eligible for and is receiving disability insurance benefits under the federal Social Security Act.

(b)
The impairment results in a determination by the Employer's long-term disability program administrator that the Participant is eligible for disability benefits under such program and the Participant commences receipt of both long-term disability benefits under such program and retirement benefits under the federal Social Security Act.

1.17
Effective Date means for an Employee, the effective date of the adoption of the Plan by his Employer. The Effective Date of this Restatement generally means November 3, 2004, except as otherwise provided herein.

1.18
Eligible Employee means an Employee (other than a leased employee) employed by a Participating Employer, provided that such person is not included in a unit of employees covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining between the employee representative and the Employer but shall not include any person who is a member of a class of Employees excluded from participating in the Plan by action of the Board.

  Notwithstanding the above, an individual receiving remuneration for Services rendered to the Employer on a temporary basis shall not be an Eligible Employee until such person is credited with one thousand (1,000) Hours of Service within an Eligibility Computation Period.

1.19
Employee means any person employed by the Employer.

  Employee also means a leased employee within the meaning of Section 414(n) of the Code. Effective January 1, 1997, the term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction and control of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization that are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

  A leased employee shall not be considered an employee of the recipient employer if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient employer's nonhighly compensated workforce.

1.20
Employer means the Company and any other subsidiary or affiliate of the Company which, with the approval of the Board, and subject to such conditions as the Board may impose, adopts this Plan. The basis of participation shall be set forth in a Participation Agreement by and between such Participating Employer and the Company. A Participating Employer means any Employer who adopts this Plan for all or a portion of its Employees.

1.21
Entry Date means the date on which an Eligible Employee becomes a Participant after satisfying the eligibility requirements of the Plan. The Entry Date is the first day of any calendar month thereafter. Effective September 1, 2003, the Entry Date includes the first and the sixteenth day of each calendar month.

1.22
ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.23
Highly Compensated Employee means, effective January 1, 1997 any employee of the Employer or of a member of the Affiliated Group who

(a)
Was a five percent owner (as defined in Code Section 416(i)) for such Plan Year or the prior Plan Year, or

(b)
For the preceding Plan Year received Total Compensation in excess of eighty thousand dollars ($80,000) and was among the highest 20 percent of employees for the preceding Plan Year when ranked by Total Compensation paid for that year excluding, for purposes of determining the number of such employees, such employees as the Plan Administrator may determine on a consistent basis pursuant to Section 414(q) of the Code. The eighty thousand dollar ($80,000) amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.

  Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Employer or a member of the Affiliated Group which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

  The Employer's top-paid group election as described above, shall be used consistently in determining Highly Compensated Employees for determination years of all employee benefit plans of the Employer and members of the Affiliated Group for which Section 414(q) of the Code applies (other than a multiemployer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements. Notwithstanding the foregoing, the consistency provision in the preceding sentence shall not apply for the Plan Year beginning in 1997, and for Plan Years beginning in 1998 and 1999, shall apply only with respect to all qualified retirement plans (other than a multiemployer plan) of the Employer and members of the Affiliated Group.

  The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

1.24
Market Value means the price per share of Common Stock equal to the closing price of the Common Stock on the relevant calculation date on the New York Stock Exchange ("NYSE") or, if there shall have been no sales on such exchange on such day, the most recent closing price of the Common Stock on the NYSE on any preceding day.

1.25
Normal Retirement Date means the first day of the month coinciding with or next following the date the Participant attains age sixty-five (65). Normal Retirement Age means the Participant's sixty-fifth (65th) birthday.

1.26
Participant means any Eligible Employee who becomes eligible to participate in the Plan pursuant to Article II and who continues to be entitled to any benefits under the Plan. Inactive Participant means any Participant who is transferred to an employee group not eligible to participate in the Plan, is transferred directly to a member of the Affiliated Group which does not maintain the Plan for its employees, or ceases to be an Employee but continues to be entitled to a benefit under the Plan. Active Participant means a Participant other than an Inactive Participant.

1.27
Plan means the Willis North America Inc. Financial Security Partnership Plan as it may be amended from time to time. The Plan shall be deemed to include the Trust.

1.28
Plan Year means:

(a)
For years prior to January 1, 1989, the calendar year;

(b)
A short Plan Year beginning January 1, 1989 and ending November 30, 1989;

(c)
Effective December 1, 1989, the twelve (12) consecutive month period beginning on each December 1 and ending on the following November 30;

(d)
Effective for the Plan Year beginning on December 1, 1994, a short Plan Year beginning on December 1, 1994 and ending on December 31, 1994; and

(e)
For all subsequent Plan Years, the twelve (12) consecutive month period beginning on January 1 and ending on the next following December 31.

1.29
Spouse means the person of the opposite sex to whom the Participant is married, in a legal union between one man and one woman as husband and wife, on the applicable date.

1.30
Trust Agreement means the trust agreement and any and all amendments and successor agreements thereto entered into between the Company and the Trustee for the purpose of funding benefits under this Plan. The Trust Agreement shall be deemed to be part of this Plan as if all of the terms and provisions were fully set forth herein. The Company may establish more than one trust agreement with different trustees and may designate the Plan assets held pursuant to the terms of each Trust Agreement.

1.31
Trust Fund means all sums of money, insurance or annuity contracts and all other property including all earnings, appreciation, or additions, held for the exclusive use of Plan Participants and their Beneficiaries, from which benefits provided by this Plan will be paid.

1.32
Trustee means the Trustee or any successors thereto appointed by the Board to administer the Trust Fund.

1.33
Valuation Date means the period beginning at the close of any business day of the New York Stock Exchange ("NYSE") and shall extend until the close of the next business day of the NYSE. For Plan assets not traded on the NYSE, references to the NYSE shall include the relevant stock exchange on which such assets are traded. The Committee may designate such other Valuation Date(s) as may be necessary or desirable to assure proper administration of the Plan. In no event shall there be less than one Valuation Date within any twelve (12) consecutive month period.

  The Committee may direct a special Valuation Date in order to avoid prejudice either to continuing Participants or to terminating Participants. Such special Valuation Date shall be deemed equivalent to a regular Valuation Date. Adjustments hereunder shall apply uniformly to all accounts hereunder.

1.34
Year of Service and other service measurements under the Plan shall be determined utilizing the special definitions of this Section. Unless otherwise specified, Service shall be credited for employment with any member of the Affiliated Group, and with the approval of the Board, may be credited for employment with an Employer prior to the time it became a member of the Affiliated Group.

(a)
Employment Commencement Date means the first day for which the Employee is entitled to be credited with an Hour of Service for an Employer maintaining the Plan. Reemployment Commencement Date means the first date on which the Employee performs an Hour of Service following a Period of Severance which is not required to be taken into account under subsection (f) below.

(b)
An Hour of Service means each hour for which:

(1)
an Employee is paid or entitled to payment for the performance of duties for the Employer;

(2)
an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) to the extent such hour must be credited under Department of Labor Regulation §2530.200b-2(a)(2);

(3)
back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

(c)
Years of Service means the sum of all Periods of Service and all Credited Severance Periods measured in full years and completed months. Periods of Service and Credited Severance Periods which are less than whole years shall be aggregated on the basis that twelve (12) months (thirty (30) days being deemed to be a month) equal a whole Year of Service.

(d)
A Period of Service means a period of service commencing on an Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Employee's Severance from Service Date.

  (e)
  A Period of Severance means the period of time commencing on a Severance Date and ending on the date the Employee again performs an Hour of Service with the Employer. A one-year Period of Severance means a 12-consecutive month period beginning on the Severance Date, during which the Employee does not perform an Hour of Service for the Employer.

  (f)
  Credited Severance Period means any period described in (1) or (2) below:

  (1)
  If an Employee severs from service due to resignation, discharge, or retirement and then performs an Hour of Service within twelve (12) months of the Severance Date, the Credited Severance Period shall include the Period of Severance;

  (2)
  If an Employee severs from service by reason of resignation, discharge or retirement during an absence from service of twelve (12) months or less (where such absence was for any reason other than resignation, discharge, retirement or death), and then performs an Hour of Service for the Employer within twelve (12) months of the date on which the Employee was first absent, Credited Severance Period shall include the Period of Severance.

  (g)
  Severance Date means the earlier of:

  (1)
  The date the Employee resigns, retires, dies, or is discharged from the Employer, or

  (2)
  The first anniversary of the first date of a continuous period in which an Employee remains absent from service (with or without pay) with the Employer for any reason other than resignation, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence or layoff. Provided, however, that an Employee who is absent from employment because he is on Armed Forces Leave shall not incur a Severance Date under this subsection unless he fails to return to active employment with a member of the Affiliated Group within the period provided by law for the protection of his re-employment rights.

  (h)
  Special Maternity/Paternity Rule.    The Severance Date of an Employee who is absent from employment because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or the need to care for such child for a period beginning immediately following such birth or placement, shall be the second anniversary of the first date of such absence. The period between the first and second anniversaries of the first date of absence from work shall be neither a Period of Service nor a Period of Severance.

    The above rule shall apply only if the Employee furnishes to the Committee such timely information as it may require to establish that the absence was for the reasons referred to above and the period for which there was such an absence.

  (i)
  Special Rule for Temporary Employees.    Notwithstanding the above, the following special definitions shall apply solely with respect to Employees rendering services to the Employer on a temporary basis:

  (1)
  An Eligibility Computation Period means the twelve (12) consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer. Provided, however, that succeeding Computation Periods shall be based on the Plan Year, commencing with the Plan Year which began immediately prior to the first anniversary of the date the Employee first performed an Hour of Service.

  (2)
  An Hour of Service means:

  (A)
  Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer during the applicable Computation Period.

      (B)
      Each hour for which an employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, except that

      (i)
      not more than five hundred one (501) Hours of Service shall be credited on account of any single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period), and

      (ii)
      Hours of Service shall not be counted where such payment is made or is due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment or disability insurance laws, or solely to reimburse an Employee for medical or medically-related expenses.

      (C)
      Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. However, the same Hours of Service shall not be credited under both (1) and (2) above and this section. No more than five hundred one (501) Hours of Service shall be credited for payment of back pay on account of any single continuous period, to the extent that such back pay is agreed to or awarded for a period of time during which an Employee did not or would not have performed duties.

      (D)
      To the extent required by law and not otherwise credited under another provision of this Section, each hour an Employee on Armed Forces Leave is or would have been paid, directly or indirectly, or entitled to payment under (1) above assuming that but for such military service he would have been regularly engaged in the performance of his duties. Such hours shall be credited to the Computation Period in which he would have been regularly engaged in the performance of his duties but for such military service. Provided, however, that no Hours of Service shall be credited under this section unless the Employee returns to active employment with a member of the Affiliated Group within the period provided by law for the protection of his re-employment rights.

      Hours of Service for reasons other than the performance of duties shall be determined and credited in accordance with Department of Labor Regulation § 2530.200b-2(b) and (c), which is incorporated herein by reference. In no event shall the same Hours of Service be credited under more than one of the applicable (A), (B), (C), or (D) above.

    (3)
    A Year of Service means a Computation Period during which an Employee is credited with at least one thousand (1000) Hours of Service.

    (4)
    A One-Year Break in Service means a Computation Period during which an Employee fails to complete more than five hundred (500) Hours of Service.

    (5)
    Special Maternity/Paternity Rule.    Solely for the purpose of determining whether a Break in Service has occurred, an Employee who is absent from employment because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or the need to care for such child for a period beginning immediately following such birth or placement, be credited with:

    (A)
    The Hours of Service which otherwise would normally have been credited to such individual but for such absence, or

      (B)
      In any case in which the Plan Administrator is unable to determine the hours described above, eight (8) Hours of Service per day of such absence.

      The above rule shall apply only if the Employee furnishes to the Plan Administrator such timely information as it may require to establish that the absence was for the above reasons and to determine the number of days of such absence.

      Hours of Service shall be credited in the Computation Period in which the absence from work begins if such credit is necessary to prevent a Break in Service in that period. In any other case, such Hours of Service be credited in the immediately following Computation Period. In no event shall more than five hundred one (501) Hours of Service be credited because of such pregnancy or placement.

    (6)
    Family and Medical Leave.    Solely to the extent required by law, an Employee who is absent from employment because of a leave of absence under the Family and Medical Leave Act of 1993 shall receive credit for Hours of Service during such absence. Provided, however, that the same Hours of Service shall not be credited under both this subsection and any other provision of this Section.

  (j)
  Change in Status.

  (1)
  A Year of Service for eligibility purposes with respect to an Employee who is hired on a temporary basis shall continue to be measured under the rules set out in subsection (i) above if such Employee subsequently assumes full-time employee status prior to incurring a One-Year Break in Service.

  (2)
  A Year of Service for eligibility purposes with respect to an Employee who is hired on a full-time basis shall continue to be measured under the rules set out in subsection (c) above unless such Employee becomes employed on a temporary basis after incurring a one-year Period of Severance.

  (k)
  Family and Medical Leave.    Solely to the extent required by law, an Employee who is absent from employment because of a leave of absence under the Family and Medical Leave Act of 1993 shall receive credit for Hours of Service during such absence. Provided, however, that the same Hours of Service shall not be credited under both this subsection and any other provision of this Section.

ARTICLE II

Eligibility to Participate

2.01
Eligibility Requirements.    Each Eligible Employee who was a Participant in the Plan prior to the Effective Date of this Restatement shall continue to be a Participant. Effective prior to September 1, 2003, all other Eligible Employees shall become eligible to participate in the Plan on the first Entry Date coinciding with or next following the later of completion of three months of Service and the completion of the application process established by the Benefits Committee, at least thirty days prior to such Entry Date or within such other time period established by the Plan Administrator. All other Eligible Employees shall become eligible to participate in the Plan on the first Entry Date coinciding with or next following the later of completion of thirty (30) days of Service and the completion of the application process established by the Benefits Committee and within such time period preceding the Entry Date as is established by the Benefits Committee.

  Notwithstanding the above, no Eligible Employee shall become a Participant prior to the Plan's Effective Date with respect to that Eligible Employee.

  The Board, in its discretion, may waive the three (3) months Service requirement (or, effective September 1, 2003, the thirty (30) day Service requirement) with respect to an Eligible Employee of any entity subsequently acquired by the Company who had previously been a participant in such entity's Section 401(k) plan.

2.02
Participation upon Reemployment.

(a)
An Eligible Employee who has completed one (1) Year of Service but who separates from service before the next Entry Date, shall become a Participant immediately upon reemployment if he returns to employment prior to incurring a one-year Period of Severance.

(b)
A Participant who is reemployed as an Eligible Employee after incurring a one-year period of Severance shall be eligible to participate in the Plan immediately upon performance of an Hour of Service, provided that in the case of a Participant who did not have a non-forfeitable right to benefits derived from employer contributions at the time of separation, the Period of Severance did not equal or exceed the greater of five (5) years or the aggregate number of Years of Service before such period.

(c)
A Participant who did not have a non-forfeitable right to benefits derived from employer contributions at the time of separation, and whose Period of Severance equaled or exceeded the greater of five (5) years or the aggregate number of Years of Service before such period shall be treated as a new employee upon reemployment, and any prior Years of Service shall not be taken into account for eligibility or vesting purposes.

2.03
Inactive Participants.    An Inactive Participant shall continue to be credited with Years of Service for eligibility and vesting purposes until employment with the Employer or member of the Affiliated Group ceases but shall not be eligible to make Deposits or to have contributions made on his behalf. Except as provided in Section 2.02, an Inactive Participant shall again become a Participant in the Plan upon return to employment with an Employer as an Eligible Employee.

2.04
Determination of Eligibility.    The eligibility of an Employee shall be determined by the Plan Administrator based upon information furnished by the Employee or Employer, as appropriate. This determination shall be conclusive and binding on all parties.

ARTICLE III

Contributions

3.01
Employer Contributions.    Subject to the limitations set forth in Sections 3.03, 3.04, 3.05, 3.06, 3.07, and 3.08, contributions may be made on behalf of a Participant as follows:

(a)
Before-Tax Deposits.    A Participant's Before-Tax Deposits will be the amount of a Participant's Plan Compensation that a Participant elects to have the Employer contribute to the Plan. A Participant may elect to reduce his Plan Compensation by a specified percentage indicated pursuant to his enrollment application. Such reduction, which must be expressed in whole percentages, shall be no less than one percent (1%) and shall not exceed twenty percent (20%) of Plan Compensation. Such election must be made in accordance with the rules and procedures established by the Plan Administrator and provided to the Participant prior to his Entry Date or, with respect to subsequent changes in such rules and procedures, the effective date of such changes. Before-Tax Deposits shall be contributed to the Trust as soon as practicable after the end of each applicable Contribution Period (but in no event later than the fifteenth business day of the month following the month in which the amounts would otherwise have been payable to the Participant if the amount had not been deferred pursuant to this Section unless this time period is extended as provided in Labor Regulation Section 2510.3-102).

    Such deposits shall be allocated to the Participant for whom such contributions were made and credited to the Participant Account maintained for such Participant pursuant to Section 4.01.

  (b)
  Company Matching Deposits.

  (1)
  Basic Company Matching Deposit.    The Employer shall make Company Matching Deposits in an amount equal to one hundred percent (100%) of the Before-Tax Deposits made by the Participant. Such Company Matching Deposits shall not exceed three percent (3%) of the Participant's Plan Compensation for the Contribution Period.

      However, no Basic Company Matching Deposit shall be made on behalf of a Participant for a Contribution Period ending before the first day of the calendar month beginning after the Participant completes a Year of Service. Plan Compensation earned prior to the Contribution Period ending before the first day of the calendar month beginning after the Participant completes a Year of Service shall likewise be disregarded.

      The Board, in its discretion, may waive the one (1) Year of Service requirement with respect to an Eligible Employee of any entity subsequently acquired by the Company who had previously been a participant in such entity's Section 401(k) plan.

    (2)
    Year End Company Matching Deposit.    In addition, the Employer shall make Year End Company Matching Deposits for eligible Participants in an amount equal to (i) minus (ii) where:

    (i)
    is 100% of the Before-Tax Deposits made by the Participant during the Plan Year but not to exceed three percent (3%) of the Participant's Plan Compensation. For the purpose of this subparagraph (i), Plan Compensation earned during Contribution Periods ending before the first day of the calendar month beginning after the Participant completes a Year of Service shall be disregarded.

    (ii)
    is the Company Matching Deposit made for the Participant under subsection (1) for the Plan Year.

      A Participant must be actively employed by the Employer on the last day of the Plan Year to receive a Year End Company Matching Deposit with respect to the Plan Year. A Participant shall not be considered to be other than an active Employee on such date solely because the Participant is absent from employment because of a leave of absence under the Family and Medical Leave Act of 1993.

      The Board, in its discretion, may waive the one (1) Year of Service requirement in subparagraph (i) with respect to an Eligible Employee of any entity subsequently acquired by the Company who had previously been a participant in such entity's Section 401(k) plan.

    Company Matching Deposits shall be contributed to the Trust by the Employer no later than the time prescribed by law for the filing of its federal income tax return for the taxable year in which the Plan Year ends, including extensions which have been granted for filing such return.

    Such deposits shall be allocated to the Participant for whom such contributions were made and credited to the Participant Account maintained for such Participant pursuant to Section 4.01.

    Effective January 1, 2002, the Company Matching Deposit (which includes both the Basic Company Matching Deposit and the Year End Company Matching Deposit) for a Participant for a Plan Year shall not exceed three thousand dollars ($3,000).

    Effective only for the calendar year 2004, the Company Matching Deposit (which includes both the Basic Company Matching Deposit and the Year End Company Matching Deposit) shall not be made for a Participant whose annual compensation exceeds one hundred thousand dollars ($100,000). For this purpose annual compensation shall mean the Participant's base pay plus commissions, production incentives and AIP received during the 2003 calendar year. With respect to any employee who first becomes a Participant during 2004, the twelve month period ending on the day immediately preceding the Entry Date shall be substituted for the 2003 calendar year in the preceding sentence.

  (c)
  The Employer's contribution for any taxable year shall not exceed the maximum amount allowable as a deduction to the Employer under Section 404 of the Code.

  (d)
  The maximum amount of Company Matching Deposits to be made on Before-Tax Deposits may be increased or decreased at the discretion of the Board at any time.

  (e)
  The source of all Employer contributions shall be current and/or accumulated profits.

  (f)
  Allocations of Company Deposits and forfeitures will not be discontinued or decreased because of the Participant's attainment of any age.

  (g)
  In satisfaction of its contribution obligation under this Section, the Company may, at its option, deliver either cash or Willis Group Holdings Limited Common Stock. In the event the Company elects to satisfy its contribution obligation in shares of Common Stock, the number of shares of Common Stock that shall be delivered to the Trustee shall be equal to the quotient of (x) the dollar amount of the contribution obligation elected to be satisfied in Common Stock, divided by (y) the Market Value on the date of delivery.

3.02
Modifying Levels of Deposits.

(a)
Changing Level of Deposits.

    A Participant may change the level of Before-Tax Deposits at any time to be effective with the first pay period of any calendar month provided that the Committee receives notice on or before the last day of the previous month or such other date reasonably determined by the Plan Administrator.

  (b)
  Suspending Deposits.

    A Participant may cease making Before-Tax Deposits at any time provided that he notifies the Committee as soon as practicable prior to the date contributions are to cease. No Company Matching Deposits shall be made on behalf of a Participant during any period during which Before-Tax Deposits are suspended.

  (c)
  Resuming Deposits.

    A Participant may resume payroll deduction on the first day of any month after appropriate notice to the Employer.

  (d)
  Trading Restrictions.

    Notwithstanding any other provision of the Plan, to the extent that a Participant, because of his position with the Employer, is restricted by law from trading in Common Stock during specified periods, such Participant shall not exercise the elections in this Section in any manner that would violate such restrictions.

  (e)
  Method of Notice.

    Any notice provided by the Participant pursuant to this Section shall be given in accordance with rules and procedures established by the Plan Administrator and provided to the Participant upon request.

3.03
Maximum Annual Additions.

(a)
The maximum Annual Addition credited for a Limitation Year shall equal the lesser of: (i) thirty thousand dollars ($30,000), adjusted as provided in Section 415(d) of the Code for cost of living increases, or (ii) twenty-five percent (25%) of the Participant's Section 415 Compensation for such Limitation Year.

(b)
Annual Addition means the sum credited to the Participant's Accounts for any Limitation Year of

(1)
Employer contributions (including any allocations of employer contributions under a simplified employee pension), employee contributions and forfeitures;

(2)
Amounts allocated to an individual medical account as described in Section 415(l)(1) of the Code which is part of a pension or annuity plan maintained by the Employer; and

(3)
Amounts that are attributable to post-retirement medical benefits allocated to the separate account of a key employee as described in Section 419A(d)(2) of the Code.

(c)
Limitation Year generally means calendar year, unless the Company elects a different twelve (12) consecutive month period as provided by Treasury Regulation Section 1.415-2(b).

(d)
The following procedures shall apply if, as a result of an allocation of forfeitures, a reasonable error in estimating compensation, a reasonable error in determining the amount of Before-Tax Deposits that may have been made with respect to an individual under the limits set forth in Section 3.03(a), or for any other reason permitted by the Internal Revenue Service, the Annual Addition for a Participant exceeds the maximum permitted under Section 3.03(a) as of the end of a Limitation Year:

(i)
If the Participant is covered by the Plan at the end of the Limitation Year, such excess will be used to reduce employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year and each succeeding Limitation Year, if necessary.

    (ii)
    If excess Annual Additions exist after application of subsection (i) and the Participant is not covered by the Plan at the end of the Limitation Year, such excess will be held unallocated in a suspense account. The suspense account will be used to reduce future contributions to the Plan by the Employer (including any allocation of forfeitures) for all remaining Participants in the next Limitation Year and each succeeding Limitation Year, if necessary.

    (iii)
    A suspense account in existence at any time during the Limitation Year pursuant to this Section 3.03(d) shall not participate in the allocation of the Trust's investment gains and losses.

  (e)
  If a short Limitation Year is created because of an initial short Plan Year or an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the maximum permissible amount prescribed in (a) will not exceed the defined contribution dollar limitation multiplied by the following fraction:

Number of Months in the Short Limitation Year

12
3.04
Combined Plan Limits.    This Section shall be effective for Limitation Years commencing prior to January 1, 2000.

(a)
In addition to the limitations in Section 3.03 and notwithstanding other provisions of the Plan, in any case in which an individual is a Participant in this Plan and in a defined benefit plan qualified under Section 401(a) of the Code which at any time was maintained by any member of the Affiliated Group, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any year may not exceed one.

(b)
The Defined Benefit Plan Fraction for any year is a fraction,

(1)
the numerator of which is the Participant's projected annual retirement benefit under any defined benefit plans qualified under Section 401(a) of the Code maintained by the Employer or by any other member of the Affiliated Group, and

(2)
the denominator of which is the lesser of

(A)
One hundred twenty-five percent (125%) of the dollar limitation in effect under Section 415(b)(1)(A) for such year or the benefit in existence on July 1, 1982; or

(B)
One hundred forty percent (140%) of the Participant's average Compensation for the three (3) consecutive years during which the Participant was active in the Plan which produce the highest aggregate amount.

(c)
The Defined Contribution Plan Fraction for any year is a fraction,

(1)
the numerator of which is the sum of the Participant's Annual Additions as defined in Section 415(c) of the Code applied to the Participant's accounts, under this Plan and under all other defined contribution plans qualified under Section 401(a) of the Code, including voluntary contributions to any defined benefit plans) which at any time were maintained by any member of the Affiliated Group for the current and all prior Limitation Years, and

    (2)
    the denominator of which is the sum of the maximum aggregate amounts of Annual Additions to the Participant's accounts for the current and all prior Limitation Years if in each such year the Annual Additions equaled the lesser of one hundred twenty five percent (125%) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Section 415 Compensation for such year.

      Provided, however, that if the Plan satisfied the applicable requirements of Section 415 as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed one for such Limitation Year.

  (d)
  At the election of the Employer, in applying Section 3.04(c) with respect to any year ending after December 31, 1982, the amount taken into account under Section 3.04(c)(2) with respect to each Participant for all years ending before January 1, 1983, shall be an amount equal to the product of—

  (1)
  the amount determined under paragraph Section 3.04(c)(2) (as in effect for the year ending in 1982) for the year ending in 1982, multiplied by

  (2)
  the Transition Fraction.

    Transition Fraction.—The term "Transition Fraction" means a fraction—

    (1)
    the numerator of which is the lesser of—

    (A)
    fifty one thousand eight hundred seventy-five dollars ($51,875), or

    (B)
    one point four (1.4), multiplied by twenty-five percent (25%) of the compensation of the participant for the year ending in 1981, and

    (2)
    the denominator of which is the lesser of—

    (A)
    forty one thousand five hundred dollars ($41,500), or

    (B)
    twenty-five percent (25%) of the Section 415 Compensation of the participant for the year ending in 1981.

  (e)
  In the event the limits of this Section 3.04 are exceeded in any Limitation Year, contributions to this Plan shall be reduced to extent necessary to satisfy the combined plan limits.

3.05
Limitation on Before-Tax Deposits.

(a)
For each calendar year, no Participant shall be permitted to have Before-Tax Deposits made under the Plan, or any other qualified plan maintained by the Employer, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such calendar year.

(b)
Return of Excess Deferral Amounts

(1)
The Plan may return contributions described in Section 402(g)(3) of the Code which exceed the dollar limitation described in (a) above for a calendar year to the Participant on whose behalf such contributions were made, and the Earnings (as defined below) allocable to such Excess Deferral Amount, no later than April 15 of the year following the calendar year in which such contributions were made. The amount to be distributed to the Participant may not exceed his Before-Tax Deposits for such calendar year.

(2)
A Participant seeking the return of an Excess Deferral Amount for the preceding calendar year must submit such request in writing to the Employer no later than March 1.

      The claim must specify the Participant's Excess Deferral Amount for such year and must be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, will exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. To the extent that a Participant has an Excess Deferral Amount for the calendar year taking into account only Before-Tax Deposits under this Plan and any elective deferrals under any other plan of the Employer, the Participant is deemed to have notified the Employer of and to have requested a return of such Excess Deferral Amount pursuant to this Section 3.05(b).

    (3)
    "Earnings" means the amount of income to be returned with any Excess Deferrals. Earnings on Excess Deferrals shall be determined by multiplying the income earned on the Before-Tax Deposit Account for the Plan Year to which the Excess Deferrals relate by a fraction, the numerator of which is the Excess Deferral, for the Plan Year and the denominator of which is the Before-Tax Deposit Account balance at the end of the Plan Year, disregarding any income or loss occurring during the Plan Year.

    (4)
    Notwithstanding any other provision of the Plan to the contrary, in the event a Participant receives a distribution of Excess Deferrals pursuant to this Section, any Company Matching Deposit that relates to such Excess Deferrals shall be forfeited. Such forfeitures shall be treated in the same manner as forfeitures arising under Article V, except that forfeitures arising under this Section shall not be allocated to the account of any Highly Compensated Employee.

3.06
Nondiscrimination Requirements for Before-Tax Deposits.

  With respect to each Plan Year commencing on or after January 1, 1997, the Actual Deferral Percentage for that Plan Year for Highly Compensated Employees who are Participants or eligible to become Participants for that Plan Year shall not exceed the greater of:

  (a)
  The Actual Deferral Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 1.25, or

  (b)
  The lesser of (i) the Actual Deferral Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 2.0, and (ii) the Actual Deferral Percentage for the Plan Year for all such non-Highly Compensated Participants during the Plan Year plus two percentage points (or such lesser amount as the Plan Administrator shall determine to satisfy the provisions of Section 3.08).

  Notwithstanding the foregoing, the Employer may elect to use the Actual Deferral Percentage for non-Highly Compensated Employees for the Plan Year preceding the Plan Year being tested rather than the Plan Year being tested provided that such election must be evidenced by a Plan amendment and once made may not be changed except as provided by the Secretary of the Treasury.

  The Plan Administrator may implement rules limiting the Before-Tax Deposits that may be made on behalf of some or all Highly Compensated Employees so that this limitation is satisfied.

3.07
Nondiscrimination Requirements for Company Matching Deposits.

  With respect to each Plan Year commencing on or after January 1, 1997, the Actual Contribution Percentage for that Plan Year for Highly Compensated Employees who are Participants or eligible to become Participants for that Plan Year shall not exceed

  (a)
  The Actual Contribution Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 1.25, or

  (b)
  The lesser of (i) the Actual Contribution Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 2.0, and (ii) the Actual Contribution Percentage for the Plan Year for all such non-Highly Compensated Participants during the Plan Year plus two percentage points (or such lesser amount as the Plan Administrator shall determine to satisfy the provisions of Section 3.08).

  Notwithstanding the foregoing, the Employer may elect to use the Actual Contribution Percentage for non-Highly Compensated Employees for the Plan Year preceding the Plan Year being tested rather than the Plan Year being tested provided that such election must be evidenced by a Plan amendment and once made may not be changed except as provided by the Secretary of the Treasury.

3.08
Restriction on Multiple Use of Alternative Limitations.

(a)
In the event one or more Highly Compensated Employees are eligible to have both Before-Tax Deposits and either Company Matching Deposits or any other type of contribution subject to the Actual Contribution Percentage test that is aggregated with contributions under this Plan pursuant to Section 3.09, the Plan will not be deemed to have satisfied the nondiscrimination requirements of Sections 3.06 and 3.07 unless the Actual Deferral Percentage and Actual Contribution Percentage for Highly Compensated Employees for each Plan Year cannot exceed the greater of:

(1)
The sum of:

(A)
The greater of the Actual Deferral Percentage or Actual Contribution Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 1.25, plus

(B)
The lesser of (i) the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 2.0 and (ii) the lesser of the Actual Deferral Percentage or Actual Contribution Percentage for the Plan Year for all such non-Highly Compensated Participants during the Plan Year plus two percentage points.

(2)
The sum of:

(A)
The lesser of the Actual Deferral Percentage or Actual Contribution Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 1.25, plus

(B)
The lesser of (i) the greater of the Actual Deferral Percentage or the Actual Contribution Percentage for the Plan Year for all non-Highly Compensated Employees for the Plan Year who were Participants or eligible to become Participants during the Plan Year multiplied by 2.0 and (ii) the greater of the Actual Deferral Percentage or Actual Contribution Percentage for the Plan Year for all such non-Highly Compensated Participants during the Plan Year plus two percentage points.

    or satisfies such other tests as may be promulgated under Section 401(m) of the Code and the regulations thereunder.

  (b)
  In the event the aggregate limit is exceeded for any Plan Year, the Actual Contribution Percentages of the Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit in accordance with the procedure set forth in Section 3.07.

3.09
Additional Discrimination Testing Provisions.

(a)
If any Highly Compensated Employee is a member of another qualified plan of the Employer or a member of the Affiliated Group, other than an employee stock ownership plan described in Section 4975(e)(7) of the Code or any other qualified plan which must be mandatory disaggregated under Section 410(b) of the Code, under which deferred cash contributions or matching contributions are made on behalf of the Highly Compensated Employee or under which the Highly Compensated Employee makes after-tax contributions, the Plan Administrator shall implement rules, which shall be uniformly applicable to all employees similarly situated, to take into account all such contributions for the Highly Compensated Employee under all such plans in applying the limitations of Sections 3.06, 3.07, and 3.08. If any other such qualified plan has a plan year other than the Plan Year defined in Section 1.25, the contributions to be taken into account in applying the limitations of Sections 3.06, 3.07, and 3.08 will be those made in the plan years ending with or within the same calendar year.

(b)
In the event that this Plan is aggregated with one or more other plans to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code (other than for purposes of the average benefit percentage test) or if one or more other plans is aggregated with this Plan to satisfy the requirements of such sections of the Code, then the provisions of Sections 3.06, 3.07, and 3.08 shall be applied by determining the Actual Deferral Percentage and Actual Contribution Percentage of employees as if all such plans were a single plan. If this Plan is permissively aggregated with any other plan or plans for purposes of satisfying the provisions of Section 401(k)(3) of the Code, the aggregated plans must also satisfy the provisions of Sections 401(a)(4) and 410(b) of the Code as though they were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated under this paragraph (b) only if they have the same plan year.

(c)
The Employer may elect to use Before-Tax Deposits to satisfy the tests described in Sections 3.07, and 3.08, provided that the test described in Section 3.06 is met prior to such election, and continues to be met following the Employer's election to shift the application of those Before-Tax Deposits from Section 3.06 to Section 3.07.

(d)
Notwithstanding any provision of the Plan to the contrary, if employees included in a unit of employees covered by a collective bargaining agreement are participating in the Plan and not more than 2 percent of such employees are Highly Compensated Employees and professionals, then such employees shall be disregarded in applying the provisions of Sections 3.06, 3.07, and 3.08. However, a separate Actual Deferral Percentage test must be performed for the group of collective bargaining employees on and after January 1, 1993 on the basis that those employees are included in a separate cash-or-deferred arrangement.

(e)
For Plan Years commencing on and after January 1, 1999, if the Employer elects to apply the provisions of Section 410(b)(4)(B) to satisfy the requirements of Section 401(k)(3)(A)(i) of the Code, the Employer may apply the provisions of Sections ADP, ACP, and Multiple Use test Sections by excluding from consideration all eligible employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code.

  (f)
  If the Employer does not apply the special rule in subsection (e) above, the Employer may elect to apply the provisions of Treas. Reg. §1.401(k)-1(b)(3)(ii) and treat the portion of the Plan benefiting Participants who have satisfied the minimum requirements of Code Section 410(a)(1)(a) and the portion of the Plan benefiting Participants who have not satisfied such requirements as two separate Plans for the purpose of applying Code Sections 401(k) and 410(b), in accordance with the regulations thereunder.

3.10
Qualified Matching Contributions, Qualified Nonelective Contributions.    The Employer may authorize that special "Qualified Nonelective Contributions" (on the basis of either a specified dollar amount or specified percentage of Compensation) and/or "Qualified Matching Contributions" (with respect to Before-Tax Deposits) shall be made for a Plan Year, which shall be allocated in such amounts and to such Participants, who are not Highly Compensated Employees, as the Plan Administrator shall determine. The Plan Administrator shall establish such separate accounts as may be necessary. Qualified Nonelective Contributions and Qualified Matching Contributions shall be one hundred percent (100%) nonforfeitable when made. Qualified Nonelective Contributions and Qualified Matching Contributions made before January 1, 1989 and earnings credited thereon as of that date may only be withdrawn by a Participant while in service under the provisions of Sections 7.01 or 7.02. Any Qualified Nonelective Contributions and Qualified Matching Contributions made on or after January 1, 1989 and any earnings credited on any Qualified Nonelective Contributions and Qualified Matching Contributions after such date shall only be available for withdrawal under the provisions of Section 7.02. Qualified Nonelective Contributions and Qualified Matching Contributions made for the Plan Year may be used to satisfy the tests described in Sections 3.06, 3.07 and 3.08, where necessary. Qualified Nonelective Contributions and Qualified Matching Contributions may be taken into account in determining the Actual Deferral Percentage or Actual Contribution Percentage of the non-Highly Compensated Employees for the preceding Plan Year under Section 3.06 and/or 3.07 provided the contributions are credited to Participants' accounts no later than the last day of the preceding Plan Year and are contributed to the Plan no later than the last day of the Plan Year being tested.

3.11
Correction Methods.

(a)
Actual Deferral Percentage Test.    If the Plan Administrator determines that the limitation under Section 3.06 has been exceeded in any Plan Year, the following provisions shall apply:

(1)
The Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio shall be reduced to the extent necessary to meet the Actual Deferral Percentage test of Section 3.06 or to cause such ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. This process will be repeated until the Actual Deferral Percentage test of Section 3.06 is passed. Each ratio shall be rounded to the nearest one one-hundredth of one percent of the Participant's Discrimination Compensation. The amount of a Highly Compensated Employee's Before-Tax Deposits in excess of the amount permitted under his or her revised Actual Deferral Ratio shall be added together. This total dollar amount of excess contributions ("Excess Contributions") shall then be allocated to some or all Highly Compensated Employees in accordance with the provisions of paragraph (2) below.

(2)
The Before-Tax Deposits of the Highly Compensated Employee with the highest dollar amount of such contributions shall be reduced by the lesser of (i) the amount required to cause that Employee's Before-Tax Deposits to equal the dollar amount of such contributions of the Highly Compensated Employee with the next highest dollar amount of such contributions, or (ii) an amount equal to the total Excess Contributions. This procedure is repeated until all Excess Contributions are allocated.

    (3)
    The Excess Contributions together with Earnings thereon, allocated to a Highly Compensated Employee under paragraph (2) above shall be paid to the Participant before the close of the Plan Year following the Plan Year in which the Excess Contributions were made, and to the extent practicable, within 2 1/2 months of the close of the Plan Year in which the Excess Contributions were made. However, any Excess Contributions for any Plan Year shall be reduced by any Before-Tax Deposits previously returned to the Participant under Section 3.06 for that Plan Year.

      Excess Contributions shall be distributed from the Participant's Before-Tax Deposit Account and from his Qualified Matching Contribution Account if applicable) in proportion to the Participant's Before-Tax Deposits and Qualified Matching Contributions used in the test under Section 3.06 for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Contribution Account only to the extent the Excess Contributions exceed the balance in the Participant's Before-Tax Deposit Account and Qualified Matching Contribution Account.

      In the event any Before-Tax Deposits returned under this Section were matched by Company Matching Deposits other than Qualified Matching Contributions, such corresponding Company Matching Deposits, with Earnings thereon, shall be forfeited. Such forfeitures shall be treated in the same manner as forfeitures arising under Article V, except that forfeitures arising under this Section shall not be allocated to the account of any Highly Compensated Employee.

    (4)
    In the event any Company Matching Deposits subject to forfeiture under this Section have been distributed to the Participant, the Employer shall make reasonable efforts to recover the contributions from the Participant.

  (b)
  The Actual Contribution Percentage Test.    If the Plan Administrator determines that the limitation under Section 3.07 has been exceeded in any Plan Year, the following provisions shall apply:

  (1)
  Subsection (a)(1) and (2) shall apply, after substituting "Actual Contribution Ratio", "Actual Contribution Percentage", "Excess Aggregate Contributions" and "Company Matching Deposits" for "Actual Deferral Ratio", "Actual Deferral Percentage", "Excess Contributions" and "Before-Tax Deposits", respectively.

  (2)
  Excess Aggregate Contributions, together with Earnings thereon, allocated to a Highly Compensated Employee under paragraph (1) above shall be distributed or forfeited as follows:

  (A)
  Company Matching Deposits made with respect to Highly Compensated Employees which exceed the maximum amount permitted under the Actual Contribution Percentage Test of Section 3.07, and Earnings allocable thereto, shall be forfeited, if otherwise forfeitable under the terms of the Plan.

  (B)
  Nonforfeitable Company Matching Deposits that exceed the maximum amount permitted under the Actual Contribution Percentage Test of Section 3.07 plus any Earnings allocable thereto, shall be paid to the Highly Compensated Employees with respect to whom such Excess Aggregate Contributions were made.

  (3)
  Any repayment or forfeiture of Excess Aggregate Contributions shall be made before the close of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made, and to the extent practicable, any repayment or forfeiture shall be made within 2 1/2 months of the close of the Plan Year in which the Excess Aggregate Contributions were made. In the event any Company Matching Deposits subject to forfeiture have been distributed to the Participant, the Employer shall make reasonable efforts to recover the contributions from the Participant.

    (4)
    Amounts distributed to or forfeited by Highly Compensated Employees under this Section shall be treated as Annual Additions under Section 3.03. Amounts forfeited by Highly Compensated Employees under this Section shall be treated in the same manner as forfeitures arising under Article V except that forfeitures arising under this Section shall not be allocated to the account of any Highly Compensated Employee.

  (c)
  "Earnings" means the amount of income to be returned with any Excess Contributions or Excess Aggregate Contributions. Earnings on Excess Contributions shall be determined by multiplying the income earned on the Before-Tax Deposit Account for the Plan Year to which the Excess Contributions relate by a fraction, the numerator of which is the Excess Contributions for the Plan Year and the denominator of which is the Before-Tax Deposit Account balance at the end of the Plan Year, disregarding any income or loss occurring during the Plan Year. Earnings on Excess Aggregate Contributions shall be determined in a similar manner by substituting the sum of the Participant's Stock-Based Company Matching Deposit Account (effective November 3, 2004, the Unrestricted Company Matching Deposit Account) for the Before-Tax Deposit Account, and the Excess Aggregate Contributions for the Excess Contributions in the preceding sentence.

3.12
Rollovers and Transfers.

(a)
An Employee, regardless of whether he has satisfied the eligibility requirements of Article II, who has received a distribution of all or part of his interest in a plan which meets the requirements of Section 401(a) of the Code may, in accordance with procedures established by the Plan Administrator, transfer the distribution to the Trust, instruct the Trust to accept such distribution directly from the distributing plan, provided the following conditions are met:

(1)
the distribution qualified for rollover pursuant to Section 402(a)(5) of the Code is an Eligible Rollover Distribution as defined in Section 6.07;

(2)
the transfer occurs on or before the sixtieth (60th) day following the Employee's receipt of the distribution from the other plan, or, if such distribution had previously been transferred into an individual retirement account or individual retirement annuity described in Section 408 of the Code, on or before the sixtieth (60th) day following the Employee's receipt of the distribution from such account annuity;

(3)
the amount transferred does not exceed the fair market value of all the property the Employee receives in the distribution, reduced by the employee contributions (other than accumulated deductible employee contributions within the meaning of Section 72(o)(5) of the Code);

(4)
the Employee provides the Administrator with whatever information it deems necessary to determine that the proposed rollover will meet the requirements of this Section.

(5)
the Employee has not previously requested that the Plan accept a rollover with respect to amounts received from the distributing plan.

(b)
The Plan Administrator, at the direction of the Board, may permit the direct transfer of amounts from another plan to this Plan provided it is established to the satisfaction of the Plan Administrator that the transferor plan and trust are qualified under Sections 401(a) and 501(a) of the Code and that transfer of such amounts to the Plan will not jeopardize the qualified status of the Plan and Trust under such Code sections.

  (c)
  Amounts that are rolled over or transferred to the Plan shall be allocated to the Employee's Rollover Account or Prior Plan Account as appropriate.

3.13
Deductible Voluntary Contributions.    Prior to January 1, 1987, Participants were allowed to make Deductible Voluntary Contributions to the Plan. Although these contributions were not allowed after December 31, 1986, Deductible Voluntary Contributions made prior to that date will be maintained in the Plan and will be nonforfeitable at all times. No part of the Deductible Voluntary Contribution Account will be used to purchase life insurance.

3.14
After-Tax Contributions.    Prior to January 1, 1987, Participants were allowed to make After-Tax Contributions to the Plan. Although these contributions were not allowed after December 31, 1986, After-Tax Contributions made prior to that date will be maintained in the Plan and will be nonforfeitable at all times.

3.15
Contributions During Period of Military Leave.

(a)
Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. Without regard to any limitations on contributions set forth in this Article III, a Participant who is reemployed on or after October 14, 1994 and is credited with Vesting Service under the provisions of Article V because of a period of service in the uniformed services of the United States, may elect to contribute to the Plan the Before-Tax Deposits that could have been contributed to the Plan in accordance with the provisions of the Plan had he or she remained continuously employed by the Employer throughout such period of absence ("make-up contributions"). The amount of make-up contributions shall be determined on the basis of the Participant's Plan Compensation in effect immediately prior to the period of absence, and the terms of the Plan at such time. Any Before-Tax Deposits so determined shall be limited as provided in Sections 3.01, 3.05, 3.06, 3.07, and 3.08 with respect to the Plan Year or Years to which such contributions relate rather than the Plan Year in which payment is made. Any payment to the Plan described in this paragraph shall be made during the applicable repayment period. The repayment period shall equal three times the period of absence, but not longer than five years and shall begin on the latest of: (i) the Participant's date of reemployment, (ii) October 13, 1996, or (iii) the date the Employer notifies the Employee of his or her rights under this Section. Earnings (or losses) on make-up contributions shall be credited commencing with the date the make-up contribution is made in accordance with the provisions of Article IV.

(b)
With respect to a Participant who makes the election described in paragraph (a) above, the Employer shall make Company Matching Deposits, on the make-up contributions in the amount described in the provisions of Section 3.01, as in effect for the Plan Year to which such make-up contributions relate. Company Matching Deposits, under this paragraph shall be made during the period described in paragraph (a) above. Earnings (or losses) on Company Matching Deposits shall be credited commencing with the date the contributions are made in accordance with the provisions of Article 4. Any Company Matching Deposits described in Sections 3.01, 3.07 and 3.08 shall be applied with respect to the Plan Year or Years to which such contributions relate rather than the Plan Year or Years in which payment is made.

(c)
All contributions under this Section are considered "annual additions," as defined in Section 415(c)(2) of the Code, and shall be limited in accordance with the provisions of Sections 3.03 and 3.04 with respect to the Plan Year or Years to which such contributions relate rather than the Plan Year in which payment is made.

ARTICLE IV

Participant Accounts and Investment Funds

4.01
Maintenance of Participant Accounts.

(a)
A separate Participant Account shall be maintained with respect to each Participant. Each Participant Account shall hold the net accumulation of all amounts deposited to the Plan on behalf of a Participant, along with all investment allocations and net of any withdrawals, distributions, transfers, expenses, or other charges.

(b)
Each Participant Account shall maintain separately the value of each type of Deposit made on the Participant's behalf. These accounts shall include:

(1)
A Before-Tax Deposit Account shall be maintained for Before-Tax Deposits and earnings thereon.

(2)
An After-Tax Deposit Account shall be maintained for After-Tax Deposits made prior to 1987 (and earnings thereon) including After-Tax Deposits made to the Corroon & Black Employees Savings and Stock Investment Plan.

(3)
An Unrestricted Company Matching Deposit Account (prior to September 1, 2001 the Company Matching Deposit Account) shall be maintained for the Company Matching Deposits prior to September 1, 2001 and the earnings thereon. Effective November 3, 2004, the Stock-Based Company Matching Deposit Account will be combined with this Account. All Company Matching Deposits made beginning November 3, 2004 will be credited to this Account.

(4)
A Stock-Based Company Matching Deposit Account shall be maintained for Company Matching Deposits and earnings thereon, beginning September 1, 2001. Effective November 3, 2004, no further deposits or earnings will be credited to this Account and the balance of this Account will be transferred to the "Unrestricted Company Matching Deposit Account".

(5)
A Rollover Account shall be maintained for Rollover Deposits and earnings thereon.

(6)
A Deductible Contribution Account shall be maintained for Deductible Contributions made prior to 1987 and earnings thereon including Deductible Contributions made to the Corroon & Black Employees Savings and Stock Investment Plan.

(7)
A Prior Plan Account shall be maintained for deposits made to the Plan pursuant to a merger or acquisition and earnings thereon.

(8)
A Predecessor Plan Company Matching Deposit Account shall be maintained for employer matching deposits previously contributed to the Corroon & Black Employees Savings and Stock Investment Plan.

(9)
A Company Basic Deposit Account shall be maintained for the Company Basic Deposit and earnings thereon.

(c)
Valuation.    The values in each Participant Account shall be determined by the Benefits Committee, as of each Valuation Date, on the basis of the market values of each Investment Fund as of the end of such Valuation Date.

    The valuation shall reflect the effect on each Account or subaccount of Deposits, income credited or accrued, realized and unrealized appreciation or depreciation, distributions, withdrawals, inter-fund transfers, expenses, and all other transactions affecting the respective Investment Funds since the end of the last preceding Valuation Date. All routine Plan administrative expenses (for such services as account recordkeeping, required audits, government filings and selection of investment contracts) as are incurred by the Plan from third party service providers shall be charged against the Plan investment earnings before such earnings are distributed to Plan Participants, or the Company may elect to pay such expenses directly.

4.02
Investment Funds.

(a)
The Company shall determine what investment options to offer under the Plan and may, from time to time, change the investment options offered hereunder. Except as otherwise provided below, as of September 1, 2001, the Investment Funds shall be the following:

      Willis Fixed Income Account
      PIMCO Total Return Fund
      PIMCO High Yield Fund
      Harris Associates-Oakmark Fund
      MetLife Stock Market Index Guarantee Account
      Janus Fund
      Harris Associates-Oakmark Select Fund
      Baron Asset Fund
      Baron Growth Fund
      Loomis Sayles Small Cap Value Fund
      Templeton Foreign Fund
      Self-Directed Brokerage Account
      Willis Stock Fund (effective September 4, 2001)

  (b)
  As of each Valuation Date, a valuation of each Investment Fund shall be performed by or at the direction of the Company in order to determine the value of each Investment Fund and to reconcile the Investment Funds from the prior Valuation Date.

4.03
Investment of Deposits.

(a)
A Participant may direct that any deposits made on his behalf be allocated to one or more of the Investment Funds described in Section 4.02(a) in multiples of one percent (1%) of pay.

    Deposits will be accepted and allocated to an Investment Fund only to the extent the Participant has filed an election in accordance with this Section directing the investment of such Deposits.

    Any amounts deposited into the Participant's Accounts and any interest thereon may be transferred among any of the Investment Funds in accordance with the limitations set forth in Section 4.04.

  (b)
  Election Forms.    Each Participant must make an election directing the allocation of all of his future deposits in accordance with subsection (a) prior to the date they are received by the Trust. Such direction shall continue in effect until such time as the Participant elects a different allocation.

    The investment of future deposits may be changed effective as soon as administratively feasible after the election has been received by the Benefits Committee or its delegate. Elections must be made in accordance with the rules and procedures established by the Plan Administrator and provided to the Participant prior to his Entry Date, or with respect to subsequent changes in such rules and procedures, the effective date of such changes.

  (c)
  Company Matching Deposits.    Effective September 1, 2001, all Company Matching Deposits made on behalf of a Participant shall be invested solely in the Willis Stock Fund and credited to the Stock-Based Company Matching Deposit Account. Effective November 3, 2004, this subsection shall no longer apply and all contributions made on behalf of the Participant shall be allocated pursuant to the Participant's election under Section 4.03(a) and the remainder of this Section, without regard to any distinction based on the type of Account specified in Section 4.01(b) to which the contribution is attributable.

  (d)
  Notwithstanding any other provision of the Plan, to the extent that a Participant, because of his position with the Employer, is restricted by law from trading in Common Stock during specified periods, such Participant shall not exercise the elections in this Section in any manner that would violate such restrictions.

4.04
Transfers Between Funds.

(a)
Except as provided in subsection (b) below with respect to transfers of amounts out of a Participant's Stock-Based Company Matching Deposit Account, a Participant may elect on any day to transfer amounts from one Investment Fund to another. Transfers shall be either in increments of one percent (1%) or in a specific dollar amount.

    Such election shall be effective as soon as administratively feasible after the election has been received by the Benefits Committee or its delegate.

  (b)
  Amounts in a Participant's Stock-Based Company Matching Deposit Account may not be transferred into any other Investment Fund prior to the date that a Participant reaches age fifty (50). Any Participant who has reached age fifty (50) may direct that the vested portion of such amounts be allocated among any of the Investment Funds described in Section 4.02(a).

    Amounts may be allocated under this subsection (b) in multiples of one percent (1%) or in a specific dollar amount.

    Effective November 3, 2004, the restrictions of this subsection shall no longer apply and the Participant may elect to transfer amounts from one Investment Fund to another pursuant to Section 4.04(a) and the remainder of this Section.

  (c)
  The timing and frequency of transfers among investment options may be further restricted if such restrictions are required by the company handling or providing the investment option.

  (d)
  Elections must be made in accordance with the rules and procedures established by the Plan Administrator and provided to the Participant.

  (e)
  Notwithstanding any other provision of the Plan, to the extent that a Participant, because of his position with the Employer, is restricted by law from trading in Common Stock during specified periods, such Participant shall not exercise the elections in this Section in any manner that would violate such restrictions.

4.05
Separation of Forfeitures and Accounts by Employer.    Accounts of Participants employed by a particular Employer shall no longer be administered separately for the purpose of allocating employer contributions and forfeitures. Forfeitures of accounts of Participants shall be used to reduce the subsequent total contributions for all Employers in accordance with Section 5.02.

ARTICLE V

Vesting and Forfeitures

5.01
Nonforfeitable Accounts.    A Participant shall have a nonforfeitable right to the value of his entire Before-Tax Deposit Account, Special Company Deposit Account, After-Tax Deposit Account, Rollover Account and Deductible Contribution Account.

5.02
Company Matching Deposits.
(a)
Normal Vesting.    The Participant's Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account), and Predecessor Plan Company Matching Deposit Account shall be divided into the portion to which the Participant has a nonforfeitable right and the portion to which he has not acquired a nonforfeitable right. The portion of such Accounts to which a Participant has a nonforfeitable right shall be determined by multiplying the entire value of the Account by the applicable Vested Percentage. The Vested Percentage of a Participant shall be in accordance with the following schedule:

Completed Years of Service	Vested Percentage Applicable to Company Matching Deposits
0–2	0%
3	25%
4	50%
5 or more	100%

    A Participant shall have a nonforfeitable right to the balance in his Prior Plan Account according to the vesting schedule prescribed by the relevant prior plan.

    Provided however, that any person who is a Participant and an Eligible Employee employed by Management Science Associates, Inc. on April 1, 1996 shall have a nonforfeitable right to the entire value of his Company Matching Deposit Account and Predecessor Plan Company Matching Deposit Account as of that date.

    Provided further, that any person who is a Participant and an Eligible Employee employed by Willis Corroon Corporation of Sacramento on May 31, 1996 shall have a nonforfeitable right to the entire value of his Company Matching Deposit Account and Predecessor Plan Company Matching Deposit Account as of that date.

    Provided further, any person listed in Appendix A who was not offered permanent employment continuing after November 10, 1996 with the Employer in a position comparable to the position the Participant held prior to November 11, 1996 shall have a nonforfeitable right to the entire value of his Company Matching Deposit Account, Predecessor Plan Company Matching Deposit Account, and Prior Plan Account as of November 11, 1996.

    Provided further, any person listed in Appendix B who was not offered permanent employment continuing after November 30, 1996 with the Employer in a position comparable to the position the Participant held prior to December 1, 1996 shall have a nonforfeitable right to the entire value of his Company Matching Deposit Account, Predecessor Plan Company Matching Deposit Account, and Prior Plan Account as of November 30, 1996.

  (b)
  Notwithstanding (a) above, a Participant or an Inactive Participant shall be fully vested in his Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account), Predecessor Plan Company Matching Deposit Account, and Prior Plan Account upon death, attainment of Normal Retirement Age, or Disability if such event occurs while he is employed by the Affiliated Group. Furthermore, the Participant shall be fully vested upon termination of the Plan or upon the occurrence of another event described in Section 9.03, if such event occurs prior to the time the Participant has incurred a forfeiture.

  If a Participant separates from service prior to acquiring a nonforfeitable right to the entire value of his Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account), and Predecessor Plan Company Matching Deposit Account, the nonvested portion of such Account shall be forfeited upon the earlier to occur of (c) or (d) below where:

  (c)
  is the date on which the Participant receives full payment of his vested Accrued Benefit upon termination of participation in the Plan within the meaning of Treasury Regulation Section 1.411(a)-7(d)(4)(ii), and

  (d)
  is the date on which the Participant incurs five (5) consecutive one-year Periods of Severance.

  Such forfeitures shall be used to reduce subsequent Employer contributions used for Company Matching Deposits.

5.03
Restoration of Forfeitures.

(a)
If a Participant whose entire Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account) have been forfeited under Section 5.02 returns to service prior to incurring a five (5) year Period of Severance, the dollar amount forfeited shall be restored to the Participant's Company Deposit Account at the time of re-employment.

(b)
If a Participant who forfeited a portion of his Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account) or Predecessor Plan Company Matching Deposit Account or, prior to November 3, 2004, his Stock-Based Company Matching Deposit Account, upon separation from service returns to service prior to incurring five (5) consecutive one-year Periods of Severance, the dollar amount forfeited shall be restored to the Participant's Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account) and Predecessor Plan Company Matching Deposit Account if the Participant repays the full amount of any distribution received upon separation from service before the earlier of five (5) years after the first date on which he is subsequently re-employed by the Employer or the close of the first period of five (5) consecutive one-year Periods of Severance commencing on the date of the distribution.

(c)
The funds for such restoration shall be taken from any available forfeited amounts at the time the Participant is reemployed or repays the distribution (as applicable) or, if such forfeited amounts are insufficient to provide the restoration, shall be provided by Employer contribution.

5.04
Vesting in Prior Contributions.    If a Participant returns to employment after incurring a five (5) year Period of Severance, his Years of Service subsequent to such five (5) year period shall not be taken into account for purposes of determining the Vesting Percentage applicable to Employer contributions which accrued before such five (5) year period.

5.05
Partial Distribution or Withdrawals.    A Participant whose Vesting Percentage is less than one hundred percent (100%) and who

(a)
has received an in-service withdrawal of any portion of his Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account) or,

    prior to November 3, 2004, his Stock-Based Company Matching Deposit Account, pursuant to Article VII, or

  (b)
  has received a distribution under Article VI and has not repaid the amount of his distribution as provided under Section 5.03,

  shall have the vested portion of the Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account) computed by the formula P (A + D) – D, where P equals the Vesting Percentage at the relevant time, A equals the Company Deposit Account balance at the relevant time, and D equals the amount of the previous withdrawal or unrepaid distribution.

5.06
Predecessor Employers.    Years of Service for a predecessor Employer as that term is defined in Code Section 414(a)(1) shall be taken into account for vesting purposes.

5.07
Determination of Vesting.    The Plan Administrator shall determine whether an Employee is fully vested based upon information furnished by the Employee or Employer, as appropriate. This determination shall be conclusive and binding on all parties.

ARTICLE VI

Distributions

6.01
Events Allowing Distribution.    A Participant shall be eligible to receive a distribution of his vested Accrued Benefit upon retirement, death, separation from service or Disability; provided, however, that the eligibility of a Participant to receive a distribution on account of a separation from service shall be waived if he returns to employment with an Employer prior to receiving such distribution.

  A Participant shall also be eligible to receive a distribution of his vested Accrued Benefit upon: (a) termination of this Plan without establishment or maintenance of a successor plan (as described in Section 401(k)(10) of the Code and the regulations thereunder) or (b) upon disposition by his Employer of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used by such Employer in a trade or business or upon the disposition by such Employer of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), but only if: (i) the Participant continues employment with the corporation acquiring such assets or with such subsidiary, as the case may be; (ii) the acquiring entity is not a member of the Affiliated Group; and (iii) the acquiring entity does not maintain the Plan. An event shall not be treated as described in this paragraph with respect to any Participant unless the Participant receives a lump sum distribution as described in Section 401(k)(10)(B) of the Code.

  Distributions shall be payable as provided in Sections 6.02 and 6.03.

6.02
Form of Distribution.

(a)
Subject to the conditions and limitations set forth in other provisions of this Plan, distributions to or with respect to a Participant shall be made in one single sum. Provided, however, that any form of distribution applicable to amounts transferred to the Plan as provided in Section 3.12(b) shall be preserved with respect to such amounts to the extent required by law. Provided further that this Section shall apply to any Participant who commences receiving a Benefit required under Sections 6.04(b) and 6.05 and who subsequently incurs an event specified in Section 6.01.

    Notwithstanding the foregoing, with respect to any distribution under the Plan which is in the form of an annuity having an annuity starting date one day later than the earlier of (i) the ninetieth (90th) day after the Participant receives notice of this provision in a manner that complies with Department of Labor Regulation Section 29 CFR 2520.104b-3 and (ii) January 1, 2003 (the first day of the second plan year following the plan year in which this provision became effective (September 1, 2001), such distribution from the Plan shall instead be made solely in the form of a single lump sum distribution, so long as such single lump sum distribution is otherwise identical to the optional form of benefit that would have been available to the Participant before the application of this paragraph.

  (b)
  In the event a Participant elects or is required to receive a total distribution of his vested Accrued Benefit, the Participant can elect to receive the distribution of the vested portion of his Willis Stock Fund in kind. The value of the Participant's vested Accrued Benefit invested in the Stock Fund shall be determined to be the Market Value of the shares held for the Participant in such Fund as of the applicable Valuation Date. Such distribution shall be in full shares to the extent possible plus the cash proceeds of the sale of any fractional shares. In any such case, the distribution of other amounts hereunder shall be paid in cash.

    In the event that the Participant does not elect an "in kind distribution" pursuant to the previous paragraph, the Participant shall receive his distribution from the Plan totally in cash. The Participant shall make such election by specifying in writing that he desires either an "in kind distribution" or a "cash-only distribution" on such form or forms as the Benefits Committee deems appropriate for such election. For the purpose of this "cash-only distribution", the value of the Participant's Common Stock accumulated in the Participant's Accounts shall be equal to the actual proceeds from the sale of such Common Stock. For the purpose of this subsection, any transfer of shares by the Trustee from the account of the Participant receiving a distribution to another Account shall be considered a "sale" and the Market Value on the date of such transfer shall be considered "proceeds" hereunder.

  (c)
  If a Participant dies while legally married prior to the distribution of his Participant Account, the value of such Account, determined under 6.03 below reduced by the balance of any loan outstanding to the Participant from the Plan and secured by the Participant's account, shall be distributed by payment in a single sum to the Participant's surviving Spouse unless the Participant and his surviving Spouse had made a Qualified Election prior to his death. If a Qualified Election had been made, payment shall be made in a single sum to or for the benefit of the Participant's Beneficiary or Beneficiaries.

    If a Qualified Election had not been made prior to the Participant's death, the Participant's surviving Spouse may elect to defer distribution of the Participant's Account until a date which is no later than the date which would have been the Participant's Normal Retirement Date.

    A Qualified Election means an election made by the Participant providing that the balance of the Participant's Accounts will not be distributed in full to the surviving Spouse, and

    (1)
    the Spouse of the Participant consents in writing to such election and to the designation of the alternate Beneficiary and acknowledges the effect of such election on forms provided by and filed with the Benefits Committee and witnessed by a Plan representative or a notary public; or

    (2)
    it is established that the Participant has no Spouse or that such Spouse cannot be located, or under such other circumstances as may be provided by the Code or applicable regulations thereunder.

    Any consent by a Spouse pursuant to this paragraph shall be effective only with respect to such Spouse. Spousal consent is irrevocable unless the Participant revokes his Qualified Election in order to designate another Beneficiary who is other than the Participant's Spouse. In such case, a new Qualified Election must be made in accordance with this paragraph.

6.03
Amount and Timing of Distributions

(a)
A Participant eligible to receive a distribution in accordance with Section 6.01 shall be entitled to receive the value of his vested Accrued Benefit as of the Valuation Date specified in subsection 6.03(b) reduced by the balance of any loan outstanding to the Participant from the Plan and secured by the Participant's account. Provided, however, that the value of the Participant's vested Accrued Benefit invested in the Willis Stock Fund shall be determined as provided in Section 6.02(b). Such distribution shall be made as soon as administratively feasible after an event described in Section 6.01 has occurred. If the vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such benefit on the date of employment termination. Notwithstanding anything in this Section to the contrary, if the value of the Participant's vested Accrued Benefit exceeds the amount prescribed in Section 411(a)(11)(A) of the Code (five thousand dollars ($5,000) effective January 1, 1998) at the time of this distribution (or, prior to January 1, 1999, at the time of any prior distribution), no distribution shall be made hereunder prior to the Participant's Normal Retirement Date without the consent of the Participant. In the event the Participant does not consent to such distribution, the Benefits Committee shall cause the Trustee to distribute his vested Accrued Benefit to the Participant or his Beneficiary, as the case may be, in accordance with this Article VI within a reasonable period following the earliest of (i) the last day of the Plan Year in which the Participant attains his Normal Retirement Age; (ii) the last day of the Plan Year in which the Participant dies; or (iii) the date on which the Participant files an election with the Plan Administrator to have his entire vested Accrued Benefit distributed to him. Such distribution shall be in the form of a single sum benefit and shall be valued as of the Valuation Date coinciding with the date of distribution.

  (b)
  The Valuation Date specified in this subsection means:

  (1)
  For any Participant whose vested Accrued Benefit does not exceed the amount prescribed in Section 411(a)(11)(A) of the Code (five thousand dollars ($5,000) effective January 1, 1998) at the time of this distribution (or, prior to January 1, 1999, at the time of any prior distribution), or who has reached his Normal Retirement Date before the occurrence of an event described in Section 6.01, the Valuation Date that occurs as soon after the Employer notifies the Plan Administrator that an event described in Section 6.01 has occurred as is administratively feasible to allow the Employer to process the distribution or

  (2)
  For any Participant not described in subsection (1), the Valuation Date that occurs as soon after the date on which the Participant files an election with the Plan Administrator to have his entire vested Accrued Benefit distributed to him as is administratively feasible to allow the Employer to process the distribution, but no later than the Valuation Date following his Normal Retirement Date.

6.04
Commencement of Benefits.

(a)
Unless the Participant elects otherwise in writing pursuant to a provision of this Plan in effect on the date of such election, the payment of Benefits under the Plan to a Participant shall commence no later than the sixtieth (60th) day after the close of the Plan Year in which the last of the following occurs:

(1)
The Participant attains age sixty-five (65);

(2)
The tenth (10th) anniversary of the Participant's initial participation in the Plan occurs; or

(3)
The Participant terminates service with any member of the Affiliated Group.

(b)
Effective January 1, 1997, with respect to a five percent (5%) owner, distribution of benefits shall commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2). Also effective January 1, 1997, a Participant who is not a five percent (5%) owner shall commence receipt of benefits not later than April 1 of the calendar year following the calendar year in which the Participant reaches age seventy and one-half or retires, if later. Notwithstanding the above, a Participant who commenced minimum distributions under Code Section 401(a)(9) prior to January 1, 1997, and who does not elect a complete distribution of his Account under Section 7.04, shall continue to receive minimum distributions in accordance with the Plan as in effect on December 31, 1996.

6.05
Methods of Distribution.    The provisions of this section are effective for determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(a)
The provisions of this Section will apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

(b)
All distributions required under this Section shall be determined and made in accordance with Treasury Regulations under Code Section 401(a)(9).

  (c)
  Any distribution required under the incidental death benefit requirements of Code Section 401(a)(9)(G) shall be treated as a distribution required under Code Section 401(a)(9).

  (d)
  Distribution of benefits, if not made in a single sum or, to the extent permitted under the Plan, an annuity purchased from an insurance company, on or before the Required Beginning Date, shall be made in accordance with regulations, over one of the following periods (or a combination thereof): 1) a period not extending beyond the life expectancy of such Participant or 2) a period not extending beyond the life expectancy of such Participant and a designated Beneficiary.

  (e)
  If the distribution of the Participant's interest has begun in accordance with the preceding paragraph and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution used as of his date of death.

  (f)
  If a Participant does not receive an immediate distribution of the Participant's Account Balance in a single sum on or before the Required Beginning Date, then during the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

  (1)
  The quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

  (2)
  If the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

    Required minimum distributions will be determined under this subsection (f) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

  (g)
  If the Participant dies before distribution commences, then his or her entire interest will be distributed in a single sum, no later than:

  (1)
  December 31 of the calendar year containing the fifth anniversary of the Participant's death or

  (2)
  December 31 of the calendar year immediately following the calendar year in which the Participant would have attained age 70 1/2, if later (but only if the Participant's surviving Spouse is the Participant's sole Designated Beneficiary).

    If the Spouse is the Participant's sole Designated Beneficiary and the Spouse dies before payments begin, subsequent distributions are required under this subsection (except for paragraph 2) as if the surviving Spouse was the Participant.

  (h)
  For the purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the last sentence of subsection (g) applies, the date distribution is required to begin to the Surviving Spouse pursuant to subsection (g)).

  (i)
  Definitions. For the purpose of this Section:

  (1)
  "Designated Beneficiary" shall mean the individual who is designated as the Beneficiary under Section 1.07 and is the designated beneficiary under Code Section 401(a)(9) and Treasury Regulation Section 1.401(a)(9)-1 Q&A-4.

  (2)
  "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required. The first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date.

  (3)
  "Participant's Account Balance" shall mean the Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contribution made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

  (4)
  "Required Beginning Date" shall mean the date described in Section 6.04 as the date by which benefits must commence.

6.06
Distributions Pursuant to a Qualified Domestic Relations Order.    Distribution of benefits to an alternate payee under a qualified domestic relations order meeting the requirements of Section 414(p) of the Code shall be made in a single sum to such alternate payee, unless such alternate payee elects otherwise in accordance with a form of payment permitted under the terms of this Article VI. Such payment shall be made on a date specified in the qualified domestic relations order, which date may precede the time the Participant would be eligible to receive a distribution under the terms of the Plan.

6.07
Direct Rollover Distributions.

(a)
Direct Rollover Election.    Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution to which he is otherwise entitled, paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

(b)
Definitions.

(1)
"Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Effective for Plan Years beginning on or after January 1, 2000, Eligible Rollover Distribution does not include any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV).

    (2)
    "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

    (3)
    "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

    (4)
    "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

  (c)
  Effective March 28, 2005, in the event a Participant fails to make an affirmative election to either receive the lump sum payment in cash or have it directly rolled over to an eligible retirement plan pursuant to the provisions of Section 6.07 within such election period as shall be prescribed by the Benefits Committee, the Benefits Committee shall direct the Trustee to transfer such lump sum payment to an individual retirement plan (within the meaning of Section 7701(a)(37) of the Code) ("IRA") selected by the Benefits Committee. The IRA shall be maintained for the exclusive benefit of the Participant on whose behalf such transfer is made. The transfer shall occur as soon as practicable following the end of the election period. The funds in the IRA shall be invested in an investment product designed to preserve principal and provide a reasonable rate of return, whether or not such return is guaranteed, consistent with liquidity, as determined from time to time by the Benefits Committee. In implementing the provisions of this paragraph, the Benefits Committee shall:

  (1)
  enter into a written agreement with each IRA provider setting forth the terms and conditions applicable to the establishment and maintenance of the IRAs in conformity with applicable law;

  (2)
  furnish Participants with notice of the Plan's automatic rollover provisions, including, but not limited to, a description of the nature of the investment product in which the assets of the IRA will be invested and how the fees and expenses attendant to the IRA will be allocated, and a statement that a Participant may roll over the assets of the IRA to another Eligible Retirement Plan. Such notice shall be provided to Participants in such time and form as shall be prescribed by the Benefits Committee in accordance with applicable law; and

  (3)
  fulfill such other requirements of the safe harbor contained in Department of Labor Regulation §2550.404a-2 and, if applicable, the conditions of Department of Labor Prohibited Transaction Class Exemption 2004-16.

ARTICLE VII

In-Service Withdrawals

7.01
Hardship Withdrawals.

(a)
Hardship defined.    A Participant may request a withdrawal of a lump sum amount from his Before-Tax Deposit Account and from the vested portion of his Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account) in the event of immediate and heavy financial need. Such request shall be made in accordance with procedures established by the Benefits Committee. Immediate and heavy financial need shall include any of the following occurrences:

(1)
Unreimbursed medical expenses (as defined in Code Section 213(d)) and amounts necessary to obtain medical care for the Participant, the Participant's Spouse or any dependent.

(2)
Purchase of the Participant's principal residence (but not ongoing mortgage payments).

(3)
Payment of tuition, related educational fees, and room and board expenses, for the immediately forthcoming twelve (12) month period of post-secondary education for the Participant, his Spouse or dependents (as defined in Code Section 152).

(4)
Payment to prevent eviction from or foreclosure on a Participant's principal residence.

    For the purposes of this Section, dependents shall be those persons considered to be dependents for the purposes of Section 152 of the Code.

  (b)
  Availability of Hardship Withdrawals.    The Benefits Committee will approve a request for a hardship withdrawal only if each of the following conditions are met:

  (1)
  The distribution is not in excess of that which is required to meet the immediate and heavy financial need of the Participant, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

  (2)
  The Participant has obtained all distributions (other than hardship withdrawals) and nontaxable plan loans available from the Plan or from any other qualified and nonqualified plan sponsored by the Employer.

  (3)
  The Participant suspends all elective contributions (within the meaning of Treasury Regulation Section 1.401(k)-1(g)(4)) and employee contributions (within the meaning of Treasury Regulation Section 1.401(k)-1(a)(2)(ii)) to all plans sponsored by the Employer for the twelve (12) consecutive month period commencing on the date of the hardship distribution.

  (4)
  The Plan, and all other plans maintained by the Employer, reduce the aggregate limit on elective deferrals (as specified under Section 402(g) of the Code) for the Participant's taxable year immediately following the year in which the hardship distribution occurs by the amount of elective contributions (within the meaning of Treasury Regulation Section 1.401(k)-1(g)(3)) made on behalf of the Participant during the taxable year in which the hardship withdrawal occurs.

  (c)
  Amounts Available for Hardship Withdrawal.    A Participant may withdraw on account of hardship an amount equal to his Before Tax Deposits, including earnings credited to such Deposits as of December 31, 1988, as well as the vested portion of his Unrestricted Company Matching Deposit Account (prior to September 1, 2001, the Company Matching Deposit Account).

    Qualified Matching Contributions, Qualified Non-elective Contributions and income credited on Before-Tax Deposits after December 31, 1988 shall not be available for hardship withdrawal.

  Withdrawals under this Section will be made available as soon as administratively feasible after a request has been received by the Benefits Committee or its delegate and approved for payment. The value of accounts will be determined as of the Valuation Date preceding the date the withdrawal is paid.

  Notwithstanding any other provision of this plan, hardship withdrawals are not available with respect to contributions made with respect to Contribution Periods during which the Participant is compensated for services rendered in the United Kingdom.

7.02
Withdrawals After Age 59 1/2.    A Participant who has attained age fifty-nine and one-half (59 1/2) may request a withdrawal in a lump sum of all or any part of the value of his Participant Account attributable to Before Tax Deposits, vested Unrestricted Company Matching Deposits, and Special Basic Deposit Account; provided, however, that in no event may a Participant have more than one (1) withdrawal in any calendar year.

  Withdrawals under this Section will be made available as soon as administratively feasible after a request has been received by the Benefits Committee or its delegate and approved for payment. The value of accounts will be determined as of the Valuation Date preceding the date the withdrawal is paid.

  Notwithstanding any other provision of this plan, age 59 1/2 withdrawals are not available with respect to contributions made with respect to Contribution Periods during which the Participant is compensated for services rendered in the United Kingdom.

7.03
Withdrawal of Other Contributions.    Once each year, a Participant may request a withdrawal of any amount from his After-Tax Deposit Account, Rollover Account, Predecessor Plan Company Matching Deposit Account, Deductible Contribution Account or, subject to the following paragraph, his Prior Plan Account; provided, however, that in no event may a Participant have more than one (1) withdrawal in any calendar year.

  Withdrawals from a Prior Plan Account shall be permitted only to the extent such withdrawal would have been permitted under the plan from which such amounts were transferred.

  Withdrawals under this Section will be made available as soon as administratively feasible after a request has been received by the Benefits Committee or its delegate and approved for payment. The value of accounts will be determined as of the Valuation Date preceding the date the withdrawal is paid.

  Notwithstanding any other provision of this plan, withdrawals under this Section are not available with respect to contributions made with respect to Contribution Periods during which the Participant is compensated for services rendered in the United Kingdom.

7.04
Withdrawals After Age 65.    A Participant who has attained age sixty-five (65) may request a withdrawal in a lump sum of all or any part of the value of his Participant Account. However, in no event may a Participant have more than one (1) withdrawal in any calendar year.

  Withdrawals under this Section will be made available as soon as administratively feasible after a request has been received by the Benefits Committee or its delegate and approved for payment. The value of accounts will be determined as of the Valuation Date preceding the date the withdrawal is paid.

  Notwithstanding any other provision of this plan, withdrawals under this Section are not available with respect to contributions made with respect to Contribution Periods during which the Participant is compensated for services rendered in the United Kingdom.

7.05
Loans to Participants.    An Active Participant or any party in interest who is an Inactive Participant, a Beneficiary or, to the extent provided in a qualified domestic relations order, an alternate payee, may apply for a loan from his vested Accrued Benefit by filing an application with the Plan Administrator who shall determine whether a loan will be granted. Loans that are granted shall be subject to the following conditions:

(a)
A Participant's loan, when added to the balance of any other outstanding loans the Participant may have, shall not exceed the lesser of:

(1)
Fifty thousand dollars ($50,000) reduced by the excess of (1) the highest outstanding loan balance of the Participant's loans outstanding during the immediately prior twelve (12) month period (ending the day before the new loan is granted) over (2) the total of all outstanding loans the day the new loan is granted or

(2)
Fifty percent (50%) of the Participant's vested Accrued Benefit.

    For purposes of this Section, the Participant's vested Accrued Benefit shall be determined as of the Valuation Date preceding the date of the loan. However, under no circumstances may the loan amount exceed the Participant's vested Accrued Benefit as of the date the loan is disbursed.

  (b)
  Each loan shall be secured by the Participant's vested Accrued Benefit or by such other security as the Plan Administrator may deem to be adequate. Provided, however, that in no event may more than fifty percent (50%) of the Participant's vested Accrued Benefit be used as security for loans made under this Section.

  (c)
  All loans shall become due and payable upon the earlier of termination of employment or the expiration of five (5) years from the date of the loan, except that the five (5) year repayment period shall be extended for a period of up to fifteen (15) years for any loan used for the purpose of purchasing a Participant's principal residence.

  (d)
  If the Plan provides for Investment Funds, each loan shall be made from and repaid to the subaccounts under the various Investment Fund(s) in accordance with procedures established by the Plan Administrator.

  (e)
  Repayment of loans shall be by payroll deduction, or other approved method, on a level amortization basis; provided, however, that a Participant may prepay the outstanding principal balance of his loan at any time.

  (f)
  In the event of default, foreclosure on the note and attachment of security shall not take place until the occurrence of a distributable event under the Plan. No distribution shall be made to any Participant or to a Beneficiary of any Participant until all outstanding loans to such Participant, including interest accrued thereon, have been liquidated.

  (g)
  The Plan Administrator shall set loan interest rates in accordance with regulations issued by the Department of Labor.

  (h)
  The Plan Administrator may establish such other procedures or rules as may be reasonable, necessary or desirable to administer this loan program in compliance with all applicable law.

  (i)
  Notwithstanding any other provision of this plan, loans are not available with respect to contributions made with respect to Contribution Periods during which the Participant is compensated for services rendered in the United Kingdom.

7.06
Procedure for Withdrawals.    Withdrawal requests and loan applications shall be made pursuant to the rules and procedures established by the Plan Administrator and provided to the Participant upon request.

ARTICLE VIII

Plan Administration

8.01
Plan Administration.    The Board shall appoint a Benefits Committee to serve as the Plan Administrator. The Benefits Committee shall be the named fiduciary having the authority to control and manage the operation and administration of the Plan.

8.02
Appointment, Removal or Resignation of Benefits Committee Members.    The Board shall appoint the members of the Benefits Committee, which shall consist of not less than three (3) persons. Any member of the Benefits Committee may resign or be removed by the Board at any time, at which time the Board may appoint new members. Acceptance of appointment to the Benefits Committee or resignation from the Benefits Committee must be made in writing to the Board.

8.03
Conduct of Committee Business.    The Benefits Committee shall select a chairman and may select a secretary (who may, but need not, be a member of the Benefits Committee). A majority of the members of the Benefits Committee at the time in office shall constitute a quorum for the transaction of the business at any meeting. Any determination or action of the Benefits Committee may be made or taken by a majority of the members present at any meeting, or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

8.04
Responsibilities of the Benefits Committee.    The Benefits Committee shall have the power and the duty to take all action and to make all decisions necessary or proper to carry out the Plan. Any discretionary actions to be taken under the Plan by the Benefits Committee with respect to the classification of Employees, Participants, joint or contingent annuitants, beneficiaries, contributions, or benefits shall be uniform in their nature and applicable to all persons similarly situated. The powers and duties of the Benefits Committee shall include, but shall not be limited to, the following:

(a)
To require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefits under the Plan;

(b)
To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

(c)
To, in its discretion, interpret all Plan provisions and to determine all questions arising under the Plan, including the power to determine the eligibility of Employees, Participants and all other persons to participate in the Plan or to receive benefits under the Plan and to determine the amount of benefits payable under the Plan to any person and to remedy ambiguities, inconsistencies or omissions;

(d)
To decide on questions concerning the Plan and the eligibility of an Employee to participate in the Plan, in accordance with the provisions of the Plan;

(e)
To determine the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan; and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

(f)
To prepare and distribute information explaining the Plan in such manner as the Committee determines to be appropriate;

(g)
To allocate any such powers and duties to or among individual members of the Benefits Committee;

(h)
To designate persons other than Benefits Committee members to carry out any duty or power which would otherwise be a fiduciary responsibility of the Benefits Committee, under the terms of the Plan;

  (i)
  Subject to the provisions of the Trust Agreement and any group annuity contract, to determine the manner in which the funds of the Plan shall be disbursed pursuant to the Plan;

  (j)
  To adopt interest rates and mortality and other tables to be used in all actuarial calculation required for administration of the Plan; and

  (k)
  To establish procedures to ensure that no Participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended from time to time, purchases or sells or otherwise acquires or disposes of any Common Stock held on his or her behalf in any Accounts in contravention of any applicable securities laws or the Company's trading window policy, and shall designate certain persons to monitor the mechanics of the procedures in order to satisfy the duties of the Benefits Committee set forth in this subsection (k).

8.05
Administrative and Professional Assistance.    The Benefits Committee may employ counsel, accountants, agents and such clerical or other services as it may require in carrying out the provisions of the Plan or in complying with the requirements imposed by ERISA.

8.06
Delegation and Reliance.    To the extent permitted by law, the Benefits Committee and any person to whom they may delegate any duty or power in connection with administering the Plan, the Employer, and the officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any actuary, counsel, accountant, other specialist, or other person selected by the Company, or in reliance upon any tables, valuations, certificates, opinions or reports which shall be furnished by any of them or by the Insurance company. Further, to the extent permitted by law, neither the Company nor any Employer, nor the officers or directors thereof, nor the Benefits Committee, nor members thereof, shall be liable for any neglect, omission or wrongdoing of a Trustee, Insurance Company, Investment Manager, or any other person or fiduciary.

8.07
Expenses of the Plan.    The members of the Benefits Committee shall serve without compensation for their services. If appointed separately, the Plan Administrator may be compensated for his services. Administrative expenses of the Plan, such as actuarial, consulting and legal services, shall be paid directly by the Trust Fund to the extent such payments are permitted by law. Such expenses may, however, in the discretion of the Employer, be paid directly by the Employer.

8.08
Claims Procedure.    The claims procedure shall be as follows:

(a)
Claim.    A Participant or Beneficiary or other person who believes that he is being denied a benefit to which he is entitled (hereinafter referred to as "Claimant") may file a written request for such benefit with the Benefits Committee setting forth his claim. The request must be addressed to the Benefits Committee at the corporate office.

(b)
Claim Decision.    The Benefits Committee shall respond within ninety (90) days of receipt of the claim. However, the Benefits Committee may extend the reply period, upon written notification to the Claimant, for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Benefits Committee shall adopt a written opinion using nontechnical language calculated to be understood by the Participant setting forth:

(1)
the specific reason or reasons for denial;

(2)
the specific references to pertinent Plan provisions on which the denial is based;

(3)
a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or such information is necessary;

(4)
appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review;

    (5)
    the time limits for requesting a review; and

    (6)
    a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following the adverse benefit determination on review.

  (c)
  Request for Review.    Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Benefits Committee review its determination.

    The Claimant or his duly authorized representative may review the pertinent documents and submit written comments, documents, records, and other information for consideration by the Benefits Committee. The Claimant shall be provided, upon request and free of charge, reasonable access to and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits. If the Claimant does not request a review of the Benefits Committee's determination within such sixty (60) day period, he shall be barred and estopped from challenging the Benefits Committee's determination.

  (d)
  Review and Decision.    The Benefits Committee shall review its determination within sixty (60) days after receipt of a Claimant's request for review; provided, however, that for reasonable cause such period may be extended to no more than one hundred twenty (120) days. In the case of a committee that meets at least on a regular quarterly basis, the committee shall make a benefit determination no later than the meeting date that immediately follows the Plan's receipt of the request for a review, unless the request for review is filed within 30 days before the meeting date. In such case, the benefit determination may be made no later than the date of the second meeting following the Plan's receipt of the request for review. After considering all materials presented by the Claimant, the Benefits Committee will render a written opinion, written in a manner calculated to be understood by the Claimant setting forth the specific reasons for the decision and containing specific references to the pertinent Plan provisions on which the decision is based. If the claim is denied in whole or in part, the claimant shall be provided with a written opinion using nontechnical language setting forth:

  (1)
  the specific reason or reasons for denial;

  (2)
  the specific references to pertinent Plan provisions on which the denial is based;

  (3)
  a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits;

  (4)
  a statement describing any voluntary appeal procedures offered by the Plan and the claimant's right to obtain the information about such procedures; and

  (5)
  a statement of the Claimant's right to bring an action under ERISA Section 502(a).

8.09
Plan Administrator's Decision Final.    Subject to applicable law, any interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Plan Administrator made by the Plan Administrator in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the Plan Administrator shall make such adjustment on account thereof as it considers equitable and practicable.

8.10
Standard of Review.    The Plan Administrator shall perform its duties as the Plan Administrator and in its sole discretion shall determine appropriate courses of action in light of the reason and purpose for which this Plan is established and maintained. In particular, the Plan Administrator shall interpret all Plan provisions, and make all determinations as to whether any Participant or Beneficiary is entitled to receive any benefit under the terms of this Plan which interpretation shall be made by the Plan Administrator in its sole discretion. Any construction of the terms of the Plan that is adopted by the Plan Administrator and for which there is a rational basis shall be final and legally binding on all parties.

  Any interpretation of the Plan or other action of the Plan Administrator shall be subject to review only if such interpretation or other action is without rational basis. Any review of a final decision or action of the Plan Administrator shall be based only on such evidence presented to or considered by the Plan Administrator at the time it made the decision that is the subject of review. If any participating Employer and/or any Eligible Employee who performs services for a participating Employer that is or may be compensated for in part by benefits payable pursuant to this Plan, such an individual shall be treated as agreeing with and consenting to any decision that the Plan Administrator makes in its sole discretion and further agrees to the limited standard of review described by this Section 8.10 by the acceptance of such benefits.

8.11
Information Required by Plan Administrator.    Each person entitled to benefits under the Plan must file his most recent post office address with the Plan Administrator. Any communication, statement or notice addressed to any such person at the last post office address filed with the Plan Administrator will be binding upon such person for all purposes of the Plan. Each person entitled to benefits under the Plan also shall furnish the Plan Administrator with such documents or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan. The Employer shall furnish the Plan Administrator with such data and information as the Plan Administrator may deem necessary or desirable in order to administer the Plan. The records of any Employer with respect to periods of employment, termination of employment and the reason therefor, leave of absence, re-employment and earnings will be conclusive on all persons unless determined by the Plan Administrator to be incorrect.

ARTICLE IX

Amendment and Termination

9.01
Amendment.    Except as provided herein, the Board reserves the right to amend or terminate this Plan at any time and in any manner. The Board may delegate this authority to any officer(s) of the Company. Any action by the Board shall be evidenced by a valid resolution. Any action by any officer(s) shall be evidenced by a valid officer's certificate. The resolutions and officer's certificates shall be attached to this Plan and considered a part hereof. Any modification or amendment shall satisfy the following rules:

(a)
The duties and liabilities of the Trustee under the Plan cannot be changed substantively without its consent.

(b)
No amendment shall reduce the amount of a Participant's account balance or eliminate an optional form of distribution except to the extent permitted under Section 412(c)(8) of the Code or other applicable Treasury Regulations.

(c)
No merger or consolidation with, or transfer of assets or liabilities to any other plan shall be made unless each Participant and each other person entitled to benefits under the Plan shall be entitled to a benefit immediately after such merger, consolidation or transfer (if the plan into which such persons were merged, etc., then terminated) which is equal to or greater than the benefit such persons would have been entitled to receive immediately before the merger, consolidation or transfer (if the plan from which such persons were merged, etc. had then terminated).

(d)
Under no condition shall any amendment result in the return or repayment to any Employer of any part of the Trust Fund or the income therefrom, or result in the distribution of the Trust Fund for the benefit of anyone other than Participants and any other persons entitled to benefits under the Plan.

(e)
No modification or amendment of the Plan shall be made retroactively unless deemed by the Company to be necessary or appropriate to conform the Plan to or to satisfy the conditions of any law, governmental regulation or ruling or to permit the Plan and the Trust to meet the requirements of Sections 401, 404 and 501 of the Code, or the corresponding provisions of any subsequent law.

(f)
If the Plan's vesting schedule is changed as a result of an amendment, each Participant who has completed at least three (3) Years of Service may elect to continue to have his vested percentage computed in accordance with the vesting schedule in effect for that Participant prior to the amendment. This election may be made no earlier than the date the amendment is adopted and no later than the latest of the date that is sixty (60) days after the date: (i) the amendment is adopted; (ii) the amendment becomes effective; or (iii) the Participant is issued a written notice of the amendment by the Employer or Plan Administrator.

9.02
Termination.    Although it is the intention of the Employer that this Plan shall be continued and that contributions to it will be made regularly, this Plan is entirely voluntary on the part of the Employer, and the continuance of the Plan and the payments thereunder are not assumed as a contractual obligation of the Employer. The Employer specifically reserves the right, in its sole and uncontrolled discretion and by its official and authorized act, to modify, to suspend (in whole or in part) or to discontinue at any time its contributions to this Plan. The Plan will terminate as to all Employers on any date specified by the Board, provided written notice of the termination is given to the Benefits Committee, the Trustee and the other Employers. The Plan will terminate as to an individual Employer on the first to occur of the following:

(a)
the date it is terminated by that Employer through action taken by its Board of Directors;

  (b)
  the date the Employer is judicially declared bankrupt or insolvent;

  (c)
  the dissolution, merger, consolidation or reorganization of that Employer, the sale of a majority of the voting shares of that Employer by the Company, or the sale by that Employer of all or substantially all of its assets, except that:

  (1)
  in any such event arrangements may be made with the consent of the Board whereby the Plan will be continued by any successor to that Employer or any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that Employer under the Plan; and the Trust Agreement; and

  (2)
  if an Employer is merged, dissolved or in any way reorganized into, or consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.

9.03
Nonforfeitability on Termination, Partial Termination or Discontinuance of Contributions.    If there is a termination or partial termination of the Plan with respect to any Employer, or a complete discontinuance of contributions to the Plan by such Employer, the rights of all affected Participants to benefits accrued to the date of such event shall be nonforfeitable.

9.04
Allocation and Distribution of Assets on Termination.    On termination of the Plan with respect to any Employer, the Benefits Committee will direct the allocation and distribution of Plan assets allocable to Participants employed by that Employer and other persons entitled to benefits under the Plan. Such allocation and distribution will be made only after payment of or provision for all expenses and charges of administration applicable to the Plan, and after appropriate adjustment of the Accounts of Participants as of the date of termination in the manner described in Section 4.01. Each affected Participant will receive a distribution equal to the value of his respective Participant Accounts on the termination date.

9.05
Termination of Plan With Respect to an Adopting Company.    Each Adopting Company reserves the right to terminate the Plan at any time with respect to employees of the Adopting Company by action of its Board of Directors. The Adopting Company shall also have the right to suspend contributions to the Plan at any time.

  In the event of termination of the Plan only with respect to the Employees of the Adopting Company, the Benefits Committee shall direct that the portion of the Fund attributable to Employees of the Adopting Company be segregated by the Trustee into a separate fund.

  The portion of the Fund which is so segregated shall be retained in a separate trust fund and applied in one of the following methods, at the discretion of the Benefits Committee:

  (a)
  If the Adopting Company shall demonstrate conclusively, within the one-hundred eighty (180) day period immediately following termination of the Plan with respect to its Employees, that it has established a successor retirement plan and trust for the benefit of its Employees which is qualified under Section 401(a) of the Code, such assets shall be transferred to the successor trustee.

  (b)
  If the Adopting Company shall fail, within the one-hundred eight (180) day period immediately following termination of the Plan with respect to its Employees, to establish a successor retirement plan and trust which is qualified under Section 401(a) of the Code, such assets shall be distributed for the benefit of the Employees of the Adopting Company in accordance with the method described in Section 11.07 hereof.

ARTICLE X

General Provisions

10.01
Fiduciaries.    The Company and the Trustee shall be the named fiduciaries under this Plan and shall exercise their duties hereunder in accordance with the requirements of Part 4 of Title I of the Employee Retirement Income Security Act of 1974. No "fiduciary" under the Plan or the Trust Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by the Plan or the Trust Agreement except to the extent that such fiduciary is in violation of his duty under Section 405(a) or 405(c)(2) of ERISA.

  The Company shall have exclusive responsibility for the specific matters delegated to it by the Plan. The Trustee shall have responsibility for management and control of the assets of the Plan as provided in the Trust Agreement.

10.02
Non-Alienation.

(a)
Protected Benefits.    None of the benefits under the Plan are subject to the claims of creditors of Participants or their Beneficiaries, and none will be subject to attachment, garnishment or any other legal process. Neither a Participant nor his Beneficiary may assign, sell, borrow on, or otherwise encumber any of his beneficial interest in the Plan and Trust Fund, nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of any Participant or Beneficiary. If any such Participant or Beneficiary shall become bankrupt or attempt to anticipate, sell, alienate, transfer, pledge, assign, encumber or change any benefit specifically provided for herein, or if a court of competent jurisdiction enters an order purporting to subject such interest to the claim of any creditor, then the Trustee shall hold or apply such benefit to or for the benefit of such Participant or Beneficiary in such manner as the Trustee may deem proper. The foregoing shall not apply to judgments, orders and decrees issued after, and settlement agreements entered into on or after, August 5, 1997 to the extent permitted by Code Section 401(a)(13)(C) and (D).

(b)
Qualified Domestic Relations Order.    The foregoing Section 10.03(a) shall also apply to the creation, assignment or recognition of a right under a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in Section 414(p) of the Code (and those other domestic relations orders permitted to be so treated by the Committee under the provisions of the Retirement Equity Act of 1984).

    The Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

10.03
Facility of Payment.    In making any distribution to or for the benefit of any minor or incompetent Participant or Beneficiary, or any other Beneficiary, who, in the opinion of the Benefits Committee, is incapable of properly using, expending, investing or otherwise disposing of such distribution, then the Benefits Committee may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of any incompetent, or to any adult with whom such person temporarily or permanently resides; and any such discretion to expend such distribution for the use and benefit of such person; and the receipt of such guardian, committee, relative or other person shall be a complete discharge to the Trustee, without any responsibility on its part or on the part of the Benefits Committee to see to the application thereof.

10.04
No Contract.    This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon such individual as a Participant in the Plan.

10.05
Waiver of Notice.    Any notice required under the Plan may be waived by the person entitled to notice.

10.06
Controlling Law.    The Plan and Trust Agreement and all matters relating thereto shall be governed, construed and administered in accordance with the applicable laws of the United States and the State of New York except that if any trust agreement or any contract of insurance entered into under the Plan shall provide that it shall be governed, construed or administered in accordance with the laws of any other state, such agreement or contract shall (to the extent permitted by applicable law) be so governed, construed or administered.

10.07
Absence of Guarantee.    Neither the Benefits Committee nor any Employer in any way guarantees the Trust Fund from loss or depreciation. Except as required by applicable law, the Employers do not guarantee any payment to any person. The liability of the Trustee or the Benefits Committee to make any payment under the Plan will be limited to the assets held by the Trustee which are available for that purpose.

10.08
Missing Persons.    If the Benefits Committee or Trustee is unable to make payment to any Participant or other person to whom a payment is due under the Plan because it cannot ascertain the identity or whereabouts of such Participant or other person after reasonable efforts have been made to do so, (including mailing the payment to the last known address of such Participant or such other person as shown on the records of the Employer), such payment and any subsequent payments otherwise due shall be forfeited twenty-four (24) months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated retroactively, not later than sixty (60) days after the date on which the Participant or such other person entitled to payment is identified or located.

10.09
Non-Diversion.    There shall be no diversion of any portion of the assets of the Trust Fund other than for the exclusive benefit of Participants and their Beneficiaries.

10.10
Return of Contributions.    All Employer contributions are made conditioned upon their deductibility for federal income tax purposes under Section 404 of the Code and upon continuing qualification of the Plan under Section 401 of the Code. Amounts contributed by an Employer shall be returned to the Employer under the following conditions:

(a)
If a contribution was made by an Employer by a mistake of fact, the excess of the amount of such contribution over the amount that would have been contributed had there been no mistake of fact shall be returned to the Employer within one year after the payment of the contribution;

(b)
If the Plan does not qualify under Section 401 of the Code, contributions made by an Employer shall be returned to the Employer within one (1) year after the date of denial of initial qualification of the Plan, provided that an application for determination is made by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe; and

(c)
If an Employer makes a contribution which is not deductible under Section 404 of the Code, such contribution (but only to the extent disallowed) shall be returned to the Employer within one year after the disallowance of the deduction.

  Earnings attributable to the contribution shall not be returned to the Employer, but losses attributable to such excess contribution must reduce the amount to be so returned.

10.11
Litigation by Participants or Beneficiaries.    If a Participant or other person brings a legal action against the Trustee, one or more Employers, and/or the Benefits Committee (or any member or members thereof), and such action person results adversely to that person, or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs borne by the Trustee, the Employers, the Benefits Committee (or any member or members thereof) in defending the action will be charged, to the extent permitted by law, to the amounts involved in the action or which were payable to the Participant or other person concerned.

ARTICLE XI

Top Heavy Provisions

The following provisions shall become effective in any year in which the Plan is determined to be a Top Heavy Plan.

11.01
Determination of Top Heavy.    The Plan will be considered a Top Heavy plan if, as of the Determination Date, the sum of the present value of the Accounts for all Key Employees exceeds sixty percent (60%) of a similar sum for all Participants, or if the Plan is part of a Required Aggregation Group and the Required Aggregation Group is Top Heavy.

(a)
Determination Date with respect to a Plan Year means the last day of the immediately preceding Plan Year or in the case of the first Plan Year, the Determination Date means the last day of such Plan Year.

(b)
The Present Value shall be the sum of (i) the Participant's account balances determined as of the most recent Valuation Date that is within the twelve (12) month period ending on the Determination Date; (ii) the adjustment for contributions due as of the Determination Date; (iii) the aggregate distributions made with respect to such Employee during the five (5) year period ending on the Determination Date; and (iv) distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group.

(c)
Key Employee means any Employee (or the Beneficiary of such Employee) who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is:

(1)
an officer of the Employer whose annual Compensation from the Employer is greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year; provided, however, that no more than fifty (50) Employees (or if less, the greater of three (3) Employees or ten percent (10%) of the Employees) shall be considered officers.

(2)
one of the ten (10) Employees whose annual Compensation from the Employer is more than the dollar limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) both more than one-half percent (1/2%) interest and the one of the ten (10) largest interests in the Employer. If two (2) Employees have the same interest in the Employer, the Employee having the greater annual Compensation from the Employer shall be treated as having a larger interest.

(3)
a five percent (5%) owner of the Employer, or

(4)
a one percent (1%) owner of the Employer having annual Compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

    The aggregation rules of Section 414(b), (c), and (m) of the Code do not apply for purposes of determining ownership in the Employer.

  (d)
  The Required Aggregation Group means (i) each qualified plan of the Employer in which a Key Employee is a Participant, and (ii) each other qualified plan that enables any of the above plans to meet the requirements of Section 401(a)(4) or 410 of the Code.

  (e)
  The Permissive Aggregation Group.    The Employer may treat any plan not required to be included in the Required Aggregation Group as defined herein as being part of such group if the group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with the plan being taken into account.

  (f)
  Rollover Deposits.    Except as provided in Treasury regulations, any Rollover Deposits (or similar transfer) initiated by the Employee to a plan in the Aggregation Group shall not be taken into account with respect to the transferee plan for purposes of determining whether this Plan is Top Heavy.

  (g)
  No Services for Five Years.    The account of an individual who has not performed services for any Employer maintaining the plan at any time during the five- (5) year period ending on the Determination Date shall not be considered for purposes of this Section.

  (h)
  Non-Key Employee means any Employee (and any Beneficiary of an Employee) who does not meet the definition of Key Employee. If an individual is a Non-Key Employee with respect to any plan for any Plan Year but such individual was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit of such Employee (and the account of such Employee) shall not be taken into account in this Section.

  (i)
  Compensation for purposes of this Article means Total Compensation.

11.02
Minimum Employer Contribution.

(a)
The sum of the Employer contributions allocated to the Account of each Participant who is a Non-Key Employee for each Plan Year for which the Plan is determined to be Top Heavy shall not be less than the smallest of (i) three percent (3%) of such Participant's Discrimination Compensation or (ii) a percentage of the Participant's Discrimination Compensation for the Plan Year that is the same percentage as the greatest percentage of Discrimination Compensation allocated (as Employer contributions and forfeitures) to the account of any Key Employee. Amounts contributed pursuant to a salary reduction agreement shall be included in determining the amount contributed on behalf of a Key Employee when the minimum contribution is less than three percent (3%) of Discrimination Compensation but shall not be taken into account as an Employee contribution for the purposes of this Section.

(b)
Subsection (a) shall not apply in any Plan Year in which each Participant who is a Non-Key Employee has a benefit under a defined benefit plan maintained by the Employer that: (i) meets the benefit requirements of Section 416(c)(1) of the Code; and (ii) is guaranteed under the defined benefit plan under provisions intended to take effect in any year during which such plan is Top Heavy. A defined benefit plan shall be considered for purposes of this subsection only if it is in the aggregation group of which this Plan is a part.

(c)
In any Plan Year in which this Plan is Top Heavy, the Benefits Committee may limit allocations of Employer contributions to Key Employees, in a uniform manner, as a maximum dollar amount or as a maximum percentage of compensation. No action by the Benefits Committee under this Subsection shall increase the benefits of any Key Employee.

(d)
Unrestricted Company Matching Deposits and Qualified Nonelective Contributions (and prior to November 3, 2004, Stock-Based Company Matching Deposits) may be treated as Employer contributions for purposes of Section 11.02(a). Provided, however, that Unrestricted Company Matching Deposits (prior to September 1, 2001, the Company Matching Deposit Account) and, prior to November 3, 2004, Stock-Based Company Matching Deposits, used to satisfy the minimum contribution requirements with respect to Non-Key Employees must meet the nondiscrimination requirements of Section 401(a)(4) of the Code without regard to Section 401(m) and may not be included as Matching Deposits or as Qualified Matching Contributions for the purposes of the ADP or ACP Test.

11.03
Vesting.

(a)
For any Plan Year in which this Plan is Top Heavy, and for each Plan Year thereafter, each Participant's Vesting Percentage shall be not less than the amount shown on the following table:

Completed Years of Service	Vesting Percentage Applicable to Company Deposits
0–1	0%
2	20%
3	40%
4	60%
5	100%
  (b)
  Notwithstanding the above, the Vested Percentage of a Participant's Accrued Benefit shall not be less than the Vested Percentage determined as of the last day of the last Plan Year in which the Plan was not Top-Heavy.

  (c)
  In the event the Plan becomes Top-Heavy, each Participant who has completed at least three (3) Years of Service may elect to continue to have his Vesting Percentage computed in accordance with the vesting schedule in effect before the Plan becomes Top-Heavy.

11.04
Impact on Maximum Benefits.    In the event that the aggregate of the sum of the Accounts of Participants who are Key Employees under the Plan exceeds ninety percent (90%) of the aggregate of the sum of the Accounts of all Participants, Section 3.05 shall be modified by substituting "one hundred percent (100%)" for "one hundred twenty-five percent (125%)" wherever it appears therein.

  In the event that the aggregate of the sum of the Accounts of Participants who are Key Employees under the Plan exceeds sixty percent (60%) but is not more than ninety percent (90%) of the aggregate of the sum of the Accounts of all Participants, Section 11.02(a) shall be modified by substituting "four percent (4%)" for "three percent (3%)" wherever it appears therein.

ARTICLE XII

Adoption of the Plan by Other Entities

12.01
Adoption of Plan.    Any subsidiary, affiliate company, or other entity may, in the future, adopt this Plan for all or a portion of its employees, provided that the Board approves such participation and the basis of such participation is set forth in a Participation Agreement by and between such Participating Employer and the Board.

  The Participation Agreement may modify any of the terms of the Plan as applied to employees of such entity. The administrative powers and control of the Company as provided in the Plan shall not be deemed diminished under the Plan by reason of the participation of other companies in the Plan. However, each Participating Employer shall have the obligation to pay the contributions for its own employees and no other corporation shall have such obligation.

12.02
Withdrawal from Plan.    A Participating Employer may withdraw at any time from the Plan without affecting the other Participating Employers by complying with the appropriate provisions of the Plan and Trust. The Board may, at its discretion, terminate a Participating Employer's participation in the Plan at any time, when in its judgment, such Participating Employer fails or refuses to discharge its obligations under the Plan, or if amendments to the Plan applicable to such Participating Employer are not deemed to be in the best interests of the Plan as a whole.

ARTICLE XIII

The Trustee

13.01
General Duties.    The Company and the Trustee(s) shall establish one or more Trusts pursuant to the terms of the Plan and shall hold all property received by it hereunder and shall manage, invest and reinvest the portion of the Trust Fund allocated thereto, collect the income thereof, and make payments therefrom, all as provided in the Plan. Plan assets not designated as held pursuant to another Trust Agreement shall be held pursuant to the trust provisions of this Article. Plan assets designated as held pursuant to another Trust Agreement shall be held pursuant to the provisions of such agreement and this Section 13.01.

  Except as provided in ERISA Section 405, the Trustee under each Trust shall be responsible only for the property actually received by it hereunder. It shall have no duty or authority to compute any amount to be paid to it by the Employer or to bring any action or proceeding to enforce the collection from the Employer of any contribution to the Trust Fund.

  Title to the portion of the Trust Fund allocated to a Trustee, including all funds and investments held under a Trust Agreement by the applicable Trustee, shall be and remain in the Trustee, and no Participant, Retired Participant or Beneficiary shall have any legal or equitable right or interest in the Trust Fund except to the extent that such rights or interests are expressly granted under the provisions of the Plan.

13.02
General Powers.    Subject to the provisions of Section 10.03, the Trustee shall have all the powers necessary for the performance of its duties as Trustee. The Trustee shall have the following powers and immunities and be subject to the following duties:

(a)
The Trustee shall receive all contributions hereunder and apply such contributions as hereinafter set forth. The Trustee shall have the custody of and safely keep all cash, securities, property and investments received or purchased in accordance with the terms hereof.

(b)
Subject to any limitations that may be contained elsewhere in the Plan, the Trustees shall take control and management of the Trust Fund and shall hold, sell, buy, exchange, invest and reinvest the corpus and income of the Trust Funds. All contributions paid to the Trustees under the Plan shall be held and administered by the Trustees in accordance with Section 13.09, hereof, provided that if the Trust is not divided into two or more funds pursuant to Section 13.09, then all such contributions shall be held and administered by the Trustee as a single Trust Fund, and the Trustees shall not be required to segregate and invest separately any part of the Trust Fund representing accruals or interests of individual Participants in the Plan.

(c)
The Trustee shall invest and reinvest part or all of the balance of the Trust Fund in any real or personal property, including investments in any stocks, bonds, notes, debentures, mortgages, mutual fund shares, commercial paper, treasury bills, any interest bearing deposits which bear a reasonable interest rate held by a federally insured institution (which may be affiliated with the Trustee), and, with the consent of the Company, qualifying employer securities and qualifying employer real property, as defined in Section 407(d) of ERISA, and individual or group annuity or other insurance company investment contracts (and in connection therewith, to hold such contracts in trust pursuant hereto and exercise all of the rights and privileges of ownership of such contracts as the Trustee deems advisable). In addition, the Trustee shall have the power to invest and reinvest all or any part of the Trust Fund through the medium of any common, collective or commingled trust fund maintained by a bank or trust company (including the Trustee or its affiliate) which holds the assets of plans, is qualified under section 401(a), and is exempt under Section 501(a) of the Internal Revenue Code of 1986, as such Sections may be from time to time amended or renumbered, and during such period of time as an investment through any such medium shall exist, the Declaration of Trust of such fund shall constitute a part of this Agreement. The Trustee shall diversify such investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

    The Trustee may retain in cash such amounts as the Trustee considers advisable and as permitted by applicable law and to deposit any cash so retained in any depository (which may be affiliated with the Trustee) which the Trustee may select, without liability for interest.

    The Trustee may invest and reinvest the funds of the Trust Fund which are transferred from predecessor plans ("the Transferred Fund") in any property, real, personal or mixed, wherever situate, and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stock, bonds, notes, debenture, leaseholds, mortgages (including without limitation, any collective or part interest in any bond and mortgage or note and mortgage), certificates of deposit, and oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), without being limited to the classes of property in which trustees are authorized by law or any rule of court to invest trust funds and without regard to the proportion any such property may bear to the entire amount of the Trust Fund.

  (d)
  The Trustee may sell of exchange any property or asset of the Trust Fund at public or private sale, with or without advertisement, upon terms acceptable to the Trustee and in such manner as the Trustee may deem wise and proper. The proceeds of any such sale or exchange may be reinvested as is provided hereunder. The purchaser of any such property from the Trustee shall not be required to look to the application of the proceeds of any such sale or exchange by the Trustee.

  (e)
  The Trustee shall have full power to mortgage, pledge, lease or otherwise dispose of the property of the Trust Fund without securing any order of court therefor, without advertisement, and to execute any instrument containing any provisions which the Trustee may deem proper in order to carry out such actions. Any such lease so made by the Trustee shall be binding, notwithstanding the fact that the term of the lease may extend beyond the termination of the Plan.

  (f)
  The Trustee shall have the power to borrow money upon terms agreeable to the Trustee and pay interest thereon at rates agreeable to the Trustee, and to repay and debts so created.

  (g)
  The Trustee may participate in the reorganization, recapitalization, merger or consolidation of any corporation wherein the Trustee may own stock or securities and may deposit such stock or other securities in any voting trust, or with the depositories designated thereby, and may exercise any subscription rights or conversion privileges, and generally may exercise any of the powers of any owner with respect to any stock or other securities or property comprising the Trust Fund.

  (h)
  The Trustee may, subject to Section 13.04 hereof, vote any share of stock which the Trustee may own from time to time.

  (i)
  The Trustee shall not be responsible for the adequacy of the Trust Fund to discharge any and all payments under the Plan. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee to act.

  (j)
  The Trustee may hold stocks, bonds, or other securities in his own name as Trustee, with or without the designation of said trust estate, or in the name of a nominee selected by it for the purpose, but said Trustee shall, nevertheless, be obligated to account for all securities received by it as part of the corpus of the trust estate herein created, notwithstanding the name in which the same may be held.

  (k)
  The Trustee may consult with legal counsel (who may be of counsel to the Employer of the Benefits Committee) concerning any questions which may arise with reference to the construction of this Plan, its duties hereunder, or any actions which it proposes to take or omit.

  (l)
  The Trustee may employ such counsel, accountants and other agents as it shall deem advisable. The Trustee may charge the compensation of such counsel, accountants and other agents and the Trustee's compensation for its services in such amounts as may be agreed upon from time to time by the Employer and the Trustee, and any other expenses necessary in the administration of this Plan again the Trust Fund to the extent they are not paid by the Employer. Brokerage commissions, transfer taxes and other charges and expenses in connection with the purchase or sale of securities shall be added to the cost of such securities or deducted from the proceeds thereof, as the case may be.

  (m)
  The Trustee shall have the power to designate a bank or trust company as depository of the funds or property of the Trust and also to retain investment counsel, and the Trustee may deposit funds in its commercial banking department without making bond.

  (n)
  Without diminution or restriction of the powers vested by law or elsewhere in this Plan, and subject to all the provisions of the Plan, the Trustee, without the necessity of procuring any judicial authorization therefor or approval thereof, shall be vested with and, in the application of its best judgment and discretion on behalf of the beneficiaries of this Plan, shall be authorized to exercise all or any of the powers specifically permitted by statute or judicial decision in the State of Tennessee.

13.03
Appointment of Investment Manager; Group Annuity Contract.    The Investment Committee of the Company's Board (the "Investment Committee") may from time to time appoint one or more investment managers (individually or collectively, the "Investment Manager") which shall meet the requirements set forth in Section 3(38) of the Employee Retirement Income Security Act of 1974 to effect in its sole discretion the investment powers set forth in paragraphs (c) through (i) of Section 13.02 hereof, with respect to all or any portion of the Transferred Fund, as shall be designated by the Investment Committee, to the same extent as the Trustee could otherwise do itself. The powers conferred by paragraphs (c) through (i) of Section 13.02 hereof, shall be exercised by the Trustee with respect to any portion of the Transferred Fund managed by the Investment Manager only when, if and in the manner directed by the Investment Manager.

  The Trustee shall have no duty to question any direction of the Investment Manager with respect to the portion of the Transferred Fund managed by the Investment Manager or to review any securities or property held in such portion, or to make any suggestions with respect to the investment and reinvestment of such portion. The Trustee shall be fully protected in acting in accordance with the directions of the Investment Manager or for failing to act in the absence of such directions.

  All or any portion of the Transferred Fund, as shall be designated by the Investment Committee, shall be invested and reinvested under a group annuity or similar type of insurance contract or contracts which the Trustee shall have entered into with an insurance company at the direction of the Investment Committee.

13.04
Reliance on Benefits Committee and Employer.    Until notified pursuant to Article VIII hereof, that any Benefits Committee member or other person authorized to act for the Benefits Committee has ceased to act or is no longer authorized to act for the Committee, the Trustee may continue to rely on the authority of such member or other person. The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of the Benefits Committee which the Trustee believes to have been signed by the Benefits Committee or the person or persons authorized to act for the Committee. The Trustee may rely upon any certificate, notice or direction of the employer that the Trustee believes to have been signed by a duly authorized officer or agent of the Employer. The Trustee may request instructions in writing from the Committee on other matters and may rely and act thereon.

13.05
Accounts and Reports.    The Trustee shall keep an accurate record of its administration of the Trust Fund, including a detailed account of all investments, receipts and disbursements, and other transactions hereunder. All accounts, books and records relating hereto shall be open for inspection to any person designated by the Benefits Committee or the Company at all reasonable times. Within sixty (60) days following the close of each Plan Year, the Trustee shall file with the Benefits Committee a written report setting forth all investments, receipts and disbursements and other transactions during the Plan Year, and such report shall contain an exact description of all securities purchased, exchanged or sold, the cost or net proceeds of sale, and shall show the securities and investments held at the end of such Plan Year, and the cost and fair market value of each item thereof, as carried on the books of the Trustee.

  The Trustee shall also provide the Company and the Benefits Committee with such other information in its possession as may be necessary for the Benefits Committee to comply with the reporting and disclosure requirements of ERISA.

  Upon the expiration of ninety (90) days from the date of filing such report and to the maximum extent permitted by federal regulations, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the recording of its acts and transactions shown in such statement, except with respect to any such acts or transactions as to which the Company or Benefits Committee shall file with the Trustee written objections within such ninety (90) days period.

13.06
Disbursements.    The Trustee, upon written instructions from the Benefits Committee, shall make distributions and/or payments, including monthly payments, to the Participants, Retired Participants, and Beneficiaries who qualify for such benefits. The Trustee shall have no liability to the Employer, the Committee or any other person in making such distributions and/or payments. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan and shall have discharged its obligation in that respect when it shall have sent checks and other papers by ordinary mail to such person or persons at such addresses as may be certified to it in writing by the Committee.

13.07
Authority of Trustee.    At no time during the administration of the Trust Fund shall the Trustee be required to obtain any court approval of any act required of it in connection with the performance of its duties or in the performance of any act required of it in the administration of its duties as Trustee. The Trustee shall have full authority to exercise its judgment in all matters and at all times without court approval of such decisions; provided, however, that if any application to, or proceeding or action in, the courts is made, only the Company and the Trustee shall be necessary parties, and no Participant in the Plan or other person having an interest in the Trust Fund shall be entitled to any notice or service of process, subject to applicable federal regulations. Any judgment entered in such proceeding or actions shall be conclusive upon all persons claiming an interest under the Trust Fund.

13.08
Trust Funds.

(a)
The Trust Fund may be divided into separate funds as repositories for limited types of investments under this Plan. The Trustee, with the approval of the Benefits Committee, may establish additional funds as it deems necessary or desirable in the ongoing operation of the

    Plan. The Trustee shall also, with the approval of the Benefits Committee, have the authority to abolish said fund(s) and to take all actions necessary in reinvesting the cash or property of said abolished fund(s) in any of the remaining fund(s).

  (b)
  The Company may also appoint a separate Trustee or Trustees to act as Trustee solely over the cash or property invested in any particular fund. In such case, said Trustee shall be solely responsible for its powers and duties, in accordance with this Article XIII, as they relate to that particular fund. The Trustee shall have no responsibility or liability for the actions of any other Trustees over any other such fund(s).

  (c)
  The decision of the Trustee of a particular fund as to whether an investment is of a nature that may be purchased or retained for its separate fund shall be conclusive upon any and all persons.

13.09
Proxy Votes.    Before each annual or special meeting of the stockholders, Willis Group Holdings Limited (the "Parent Company") shall cause to be sent to each Participant having shares of Common Stock a copy of the proxy solicitation material therefor, together with a form requesting confidential instructions to the Trustee on how to vote the number of shares of Common Stock which are credited to such Participant's Accounts. Upon receipt of such instructions, the Trustee shall vote the such shares as instructed. Instructions received from individual Participants by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person, including officers or employees of the Parent Company. The Trustee shall vote all shares of Common Stock held by it under the Plan for which voting instructions shall not have been received for or against the proposals submitted, in the same proportion as the shares for which instructions are received by the Trustee from Participants.

13.10
Tender Offer.    Notwithstanding the foregoing provisions of this Article XIII, in the case of a tender offer for the Common Stock, the Trustee shall be bound by the provisions of this Section. As soon as practicable after the commencement of a tender offer, the Parent Company (as defined in Section 13.09) shall cause each Participant who has shares of Common Stock credited to his or her Accounts under the Plan, to be advised, in writing, as to the terms of the tender offer, together with a form requesting confidential instructions to the Trustee on whether to tender the number of shares of Common Stock which are credited to his or her Accounts under the Plan. Each such Participant shall be given an opportunity to instruct individually whether shares of Common Stock credited to his or her Accounts shall be tendered. For purposes of this Section, the number of shares of Common Stock as to which a Participant may instruct the Trustee, shall be the total number of such shares credited to his or her Accounts under the Plan as of the most recent Valuation Date, for which calculations have been completed at the date of notice of the tender offer to Participants (the "Recent Valuation Date"). Upon receipt of such instructions, the Trustee shall tender the number of shares of Common Stock as to which it received timely instructions to tender. If a Participant instructs the Trustee not to tender, if no response is received from a Participant or if a Participant returns his or her instruction form without indicating his or her instructions, then the Trustee shall not tender the shares of Common Stock credited to such Participant's accounts. With respect to any shares of Common Stock held in the Trust Fund in excess of the aggregate number of such shares credited to Participants' Accounts as of the Recent Valuation Date, the Trustee may tender or not tender such shares in its complete discretion. In communicating with Participants for the purpose of securing instructions as to whether to tender their shares of Common Stock, the Parent Company may cause to be included a statement from the Board of Directors of the Parent Company setting forth its position with respect to the tender offer. The giving of instructions to the Trustee to tender shares of Common Stock, shall not be deemed to constitute a withdrawal or suspension from the Plan or a forfeiture of any portion of a Participant's interest in the Plan.

        IN WITNESS WHEREOF, this amended and restated Plan is hereby executed on the                          day of                         , 20    , to be effective November 3, 2004.

WILLIS NORTH AMERICA INC.
ATTEST: (SEAL)	By:

By:
Trustee

APPENDIX C

        This Appendix is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Appendix is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Appendix shall be effective as of January 1, 2002.

        This Appendix shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Appendix.

I.
Limitations on contributions.

(a)
Effective date. This section shall be effective for limitation years beginning after December 31, 2001.

(b)
Maximum annual addition. Except to the extent permitted under item IX of this Appendix and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the Plan for any limitation year shall not exceed the lesser of:

(1)
$40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

(2)
100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

    The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

II.
Increase in compensation limit.

  The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

III.
Modification of top-heavy rules

(a)
Effective date.    This section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This section amends Article XI of the Plan.

(b)
Determination of top-heavy status.

(1)
Key employee.    Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with

      Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

    (2)
    Determination of present values and amounts.    This section (b)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

    (A)
    Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

    (B)
    Employees not performing services during year ending on the determination date.The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

  (c)
  Minimum benefits.

    Matching contributions.    Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

  (d)
  Minimum benefits for employees also covered under another plan:

    No minimum contribution shall be made under this Plan for any plan year in which each participant who is a Non-Key Employee has a benefit under a defined benefit plan maintained by the Employer that: (i) meets the benefit requirements of Section 416(c)(1) of the Code; and (ii) is guaranteed under the defined benefit plan under provisions intended to take effect in any year during which such plan is Top Heavy. A defined benefit plan shall be considered for purposes of this subsection only if it is in the aggregation group of which this Plan is a part.

IV.
Vesting of employer matching contributions.

(a)
Applicability.    This section shall apply to participants with accrued benefits derived from employer matching contributions who complete an hour of service under the Plan in a plan year beginning after December 31, 2001.

(b)
Vesting schedule.    A participant's accrued benefit derived from employer matching contributions shall vest as provided in (c) below.

  (c)
  A participant's accrued benefit derived from employer matching contributions shall vest according to the following schedule:

Years of vesting service	Nonforfeitable percentage
2	20
3	40
4	60
5	100
  (d)
  Except as otherwise provided for Prior Plan Accounts, the election in Section 9.01(f) of the Plan shall apply.

    With respect to Prior Plan Accounts attributable to matching contributions that result from a future merger or acquisition, the election in Section 9.01(f) of the Plan shall apply except to the extent accelerated vesting is provided under the relevant acquisition or merger agreement.

    With respect to Prior Plan Accounts attributable to matching contributions that are in existence on the date the amendment adding this Appendix is executed:

    (i)
    For participants with less than three years of vesting service, the participant's vested percentage shall be determined under the vesting schedule generally applicable to matching contribution accounts as specified above, but not less than the participant's vested percentage with respect to such account on the date the amendment adding this Appendix is executed.

    (ii)
    For participants with three or more years of vesting service, the participant's vested percentage shall be the greater of the vested percentage to which the participant would be entitled under the vesting schedule generally applicable to matching contribution accounts as specified above or the vested percentage to which the participant would be entitled under the vesting schedule previously applicable to such account.

V.
Direct rollovers of Plan distributions.

(a)
Effective date.    This section shall apply to distributions made after December 31, 2001.

(b)
Modification of definition of eligible retirement plan.    For purposes of the direct rollover provisions in Section 6.07 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

(c)
Modification of definition of eligible rollover distribution to exclude hardship distributions.    For purposes of the direct rollover provisions in Section 6.07 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such distribution paid directly to an eligible retirement plan.

(d)
Modification of definition of eligible rollover distribution to include after-tax employee contributions.    For purposes of the direct rollover provisions in Section 6.07 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.

    However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

VI.
Rollovers from other plans.

  The Plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the following types of plans, beginning on January 1, 2002.

  Direct Rollovers:

  •
  a qualified plan described in Section 401(a) or 403(a) of the Code, including after-tax employee contributions.

  •
  an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions.

  •
  an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

  Participant Rollover Contributions from Other Plans:

  •
  a qualified plan described in Section 401(a) or 403(a) of the Code.

  •
  an annuity contract described in Section 403(b) of the Code.

  •
  an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

  Participant Rollover Contributions from IRAs:

  The Plan will accept a participant rollover contribution of the portion of a distribution from an "conduit" individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income. (A "conduit" individual retirement account is an individual retirement account that was originally established with an eligible rollover distribution from another employer's plan described above and to which no other contributions have been made. After tax money cannot be rolled over to the Plan in this manner.)

VII.
Repeal of multiple use test.

  The multiple use test described in Treasury Regulation Section 1.401 (m)-2 and Section 3.08 of the Plan shall not apply for plan years beginning after December 31, 2001.

VIII.
Elective deferrals—contribution limitation.

  No participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under item IX of this and Section 414(v) of the Code, if applicable.

IX.
Catch-up contributions.

  Catch-up Contributions shall apply to contributions after February 28, 2002.

  All Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

  Except as provided below, Catch-up contributions shall not require a separate election. Before-Tax Deposits shall automatically be treated as Catch-up contributions beginning with the first dollar that a participant defers in excess of the limit under Code Section 402(g). Other amounts deferred will be reclassified as Catch-up contributions to the extent necessary to enable the Plan to satisfy other applicable limitations. Catch-up contributions shall not be considered as Before-Tax Deposits for the purpose of determining the Company Matching Deposit pursuant to section 3.01(b) of the Plan. Catch-up contributions shall, however, be subject to the Plan's maximum limit on employee deferrals applicable to Before-Tax Deposits that is specified in section 3.01(a).

  In the event that a participant could have made a Catch-up contribution if this Item IX had become effective on the first day of the plan year, but (a) as of the end of the first payroll period ending after February 28, 2002 would otherwise be prohibited from making additional deferrals due to the application of the Code Section 401(a)(17) limit or (b) as of the end of the first payroll period ending after March 31, 2002 would otherwise be prohibited from making additional deferrals due to the application of the Code Section 401(a)(17) limit and is precluded from making the maximum Catch-up Contribution during the month of March 2002 due to the plan's administrative procedures, such participant may elect to make a Catch-up contribution of an amount not to exceed one thousand dollars ($1,000) but only with respect to the first two payroll periods ending after March 31, 2002, provided that such deferral does not exceed the amount that the participant could have deferred under the Plan for such payroll period if the participant had earned no compensation prior to April 1, 2002.

X.
Suspension period following hardship distribution.

  A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution.

  A participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution or until January 1, 2002, if later.

XI.
Distribution upon severance from employment.

(a)
Effective date. This section shall apply for distributions and severances from employment occurring after December 31, 2001.

(b)
New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

XII.
Maximum salary reduction percentage. Effective April 1, 2002, Section 3.01(a) is amended to read as follows:

(a)
Before-Tax Deposits.    A Participant's Before-Tax Deposits will be the amount of a Participant's Plan Compensation that a Participant elects to have the Employer contribute to the Plan. A Participant may elect to reduce his Plan Compensation by a specified percentage indicated pursuant to his enrollment application. Such reduction, which must be expressed in whole percentages, shall be no less than one percent (1%) and shall not exceed ninety-nine percent (99%) of Plan Compensation. In no event shall Before-Tax Deposits exceed a Participant's Plan Compensation reduced by all appropriate payroll deductions and reductions other than the deferrals under this section. Such election must be made in accordance with the rules and procedures established by the Plan Administrator and provided to the Participant prior to his Entry Date or, with respect to subsequent changes in such rules and procedures, the effective date of such changes. Before-Tax Deposits shall be contributed to the Trust as soon as practicable after the end of each applicable Contribution Period (but in no event later than the fifteenth business day of the month following the month in which the amounts would otherwise have been payable to the Participant if the amount had not been deferred pursuant to this Section unless this time period is extended as provided in Labor Regulation Section 2510.3-102).

  Such deposits shall be allocated to the Participant for whom such contributions were made and credited to the Participant Account maintained for such Participant pursuant to Section 4.01.

QuickLinks

  Exhibit 10.22
WILLIS NORTH AMERICA INC. FINANCIAL SECURITY PARTNERSHIP PLAN
Table of Contents
INTRODUCTION
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VI
ARTICLE VII
ARTICLE VIII
ARTICLE IX
ARTICLE X
ARTICLE XI
ARTICLE XII
ARTICLE XIII
APPENDIX C